UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Corcept Therapeutics Incorporated

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Corcept Therapeutics Incorporated

149 Commonwealth Drive

Menlo Park, California 94025

Notice of Annual Meeting of Stockholders

To Be Held on June 13, 2012

Dear Stockholder:

The Annual Meeting of Stockholders of Corcept Therapeutics, or the Company, will be held on Tuesday, June 13, 2012 at 8:00 a.m. local time at the Company’s headquarters located at 149 Commonwealth Drive, Menlo Park, CA 94025 for the following purposes, as more fully described in the accompanying Proxy Statement:

1.	To elect seven directors to hold office until the 2013 Annual Meeting of Stockholders and until their successors are qualified and elected.

2.

To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized shares of common stock from one hundred forty million (140,000,000) to two hundred eighty million (280,000,000) shares.

3.	To approve the adoption of the 2012 Incentive Award Plan (“the 2012 Plan”).

4.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

5.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on May 7, 2012 will be entitled to notice of, and to vote at, such meeting or any adjournments or postponements thereof.

By Order Of the Board of Directors,

/s/ Robert L. Roe, M.D.

Robert L. Roe, M.D.

President and Secretary

Menlo Park, California

May 21, 2012

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on June 13, 2012

Our 2012 Proxy Materials are available at www.corcept.com/proxymaterials/2012.

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE YOUR SHARES BY INTERNET, BY TELEPHONE OR YOU CAN COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

Corcept Therapeutics Incorporated

149 Commonwealth Drive

Menlo Park, California 94025

650-327-3270

PROXY STATEMENT

2012 ANNUAL MEETING OF STOCKHOLDERS

General

We are furnishing this Proxy Statement and the enclosed proxy in connection with the solicitation of proxies by our Board of Directors, or Board, for use at the Annual Meeting of Stockholders of Corcept Therapeutics Incorporated, or the Company, to be held on June 13, 2012 at 8:00 a.m. local time, at our headquarters located at 149 Commonwealth Drive, Menlo Park, California 94025 and at any adjournments thereof, or the Annual Meeting. This proxy statement and accompanying proxy card are being first mailed to stockholders on or about May 21, 2012.

Who Can Vote

Only holders of our common stock as of the close of business on May 7, 2012, or the Record Date, are entitled to vote at the Annual Meeting. Stockholders who hold shares of our common stock in “street name” may vote at the Annual Meeting only if they hold a valid proxy from their broker.

Shares Outstanding and Quorum

As of the Record Date, there were 88,626,768 shares of common stock outstanding. A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the meeting. Stockholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, will be included in the number of shares present at the meeting for purposes of determining whether a quorum is present.

Voting Rights

Each stockholder of record is entitled to one vote at the Annual Meeting for each share of common stock held by such stockholder on the Record Date. Stockholders do not have cumulative voting rights. Stockholders may vote their shares by using the proxy card enclosed with this Proxy Statement. All proxies we receive which are properly voted, whether by signed proxy card, by telephonic or internet voting, that have not been revoked will be voted in accordance with the instructions contained in the proxy. If a proxy is received which does not specify a vote or an abstention, the shares represented by that proxy will be voted (a) for the nominees to the Board listed on the proxy card and in this Proxy Statement, (b) for the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized shares of common stock from one hundred forty million (140,000,000) to two hundred eighty million (280,000,000) shares, (c) for the approval of the adoption of the 2012 Plan and (d) for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012. We are not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders. If any other matters are properly brought before the Annual Meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion.

Votes Required to Approve Each Proposal

Under Delaware law and our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, if a quorum exists at the Annual Meeting, (a) the seven nominees for director who receive the greatest number of votes cast will be elected to the Board, (b) the proposal to approve the amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized shares of common stock from one hundred forty million (140,000,000) to two hundred eighty million (280,000,000) shares will be approved if the proposal receives the affirmative vote of the holders of the majority of the common stock outstanding and entitled to vote on the Record Date, and (c) the proposals (1) to approve the adoption of the 2012 Plan and (2) to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012 will be approved if each proposal receives the affirmative vote of the majority of the votes cast affirmatively or negatively.

Abstentions and broker non-votes will have no impact on the election of directors since they have not been cast in favor of or against any nominee. Abstentions and broker non-votes will likewise not have any effect on either of the proposals to (a) approve the adoption of the 2012 Plan or (b) ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012 because approval of each of these proposals is based solely on the number of votes cast affirmatively or negatively. Abstentions and broker non-votes will have the same effect as a vote against the proposal approve the amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized shares of common stock from one hundred forty million (140,000,000) to two hundred eighty million (280,000,000) shares because approval of this proposal is based on the affirmative vote of a majority of the common stock outstanding and entitled to vote on the Record Date.

Revocability of Proxies

A stockholder of record may revoke a proxy at any time before it is voted at the Annual Meeting by (a) delivering a proxy revocation or another duly executed proxy bearing a later date to the Secretary of our Company at 149 Commonwealth Drive, Menlo Park, California 94025 or (b) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless the stockholder actually votes in person at the meeting.

Solicitation of Proxies

The proxy card accompanying this Proxy Statement is solicited by our Board. We will pay all of the costs of soliciting proxies. In addition to solicitation by mail, our officers, directors and employees may solicit proxies personally, or by telephone, without receiving additional compensation. We, if requested, will pay brokers, banks and other fiduciaries that hold shares of common stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to stockholders.

Householding of Proxy Materials

Householding is a procedure approved by the Securities and Exchange Commission, or the SEC, under which stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our Proxy Statement from a company, single bank, broker or other intermediary, unless one or more of these stockholders notifies us, the bank, broker or other intermediary that they wish to continue to receive individual copies. At the present time, we do not “household” for any of our stockholders of record. However, as explained below, your bank, broker or other intermediary may be householding your account if you hold your shares in street name.

If you hold shares in street name, your bank, broker or other intermediary may be delivering only one copy of our Proxy Statement to multiple stockholders of the same household who share the same address, and may continue to do so, unless your bank, broker or other intermediary has received contrary instructions from one or more of the affected stockholders in the household. If you are such a beneficial holder, contact your bank, broker or other intermediary directly in order to receive a separate set of our proxy materials.

NOMINEES TO BOARD OF DIRECTORS

At the Annual Meeting, the stockholders will vote on the election of seven directors, each to serve for a one-year term until the annual meeting of stockholders in 2013 and until their successors are qualified and elected.

The name, age as of April 30, 2012 and principal occupation of each person nominated for election to the Board, all of whom currently serve as our directors, are set forth below:

Name	Age	Occupation
James N. Wilson(3)	68	Chairman of the Board of the Company
Joseph K. Belanoff, M.D.	54	Chief Executive Officer of the Company
G. Leonard Baker, Jr.(2)	69	Venture Capitalist
Joseph C. Cook, Jr.(2) (3)	70	Investor
Patrick G. Enright(1)	50	Venture Capitalist
David L. Mahoney(1)(2)	57	Private Equity Investor
Joseph L. Turner(1)(3)	60	Independent Director

(1)	Member of Audit Committee
(2)	Member of Compensation Committee
(3)	Member of Corporate Governance and Nominating Committee

The directors are elected at each annual meeting of stockholders, or special meeting in lieu thereof. The directors serve for a one-year term until the next annual meeting of stockholders and until their successors are elected and qualified. In addition to the information presented below regarding each director’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that each individual should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to us and our Board. Our Board believes that the backgrounds and qualifications of the directors, considered as a group, provides a significant composite mix of experience, knowledge and abilities that allows the Board to fulfill its responsibilities.

James N. Wilson has served as a director and as Chairman of our Board since 1999. In addition, since 2005, Mr. Wilson has been the Chairman of the Board of NuGEN Technologies, Inc., a provider of systems for genomic analysis. From 2002 to 2009, he served as the lead independent director of Amylin Pharmaceuticals, Inc., a publicly-traded biopharmaceutical company, and from 1996 to 2001 Mr. Wilson was Chairman of the Board of Amira Medical, Inc., which was acquired by Hoffmann-La Roche A.G. From 1991 to 1994, he was Chief Operating Officer of Syntex Corporation, which was acquired by Roche Holding, Ltd. From 1989 to 1990, Mr. Wilson was Chairman and Chief Executive Officer of Neurex Corporation, which was acquired by Elan Corporation plc, and from 1982 to 1988, Mr. Wilson was Chief Executive Officer of LifeScan, Inc., which was acquired by Johnson & Johnson Company. Mr. Wilson received his B.A. and M.B.A. from the University of Arizona. Our Board selected Mr. Wilson to serve as a director because he brings to our Board extensive experience in the biotechnology industry, evidenced by nearly 30 years of representing biotechnology companies as a director or officer.

Joseph K. Belanoff, M.D. is a co-founder of our company and has served as a member of our Board and as our Chief Executive Officer since 1999. Dr. Belanoff is currently a clinical faculty member and has held various positions in the Department of Psychiatry and Behavioral Sciences at Stanford University since 1992. From 1997 to 2001, he served as the Director of Psychopharmacology at the outpatient division of the Palo Alto Veterans Affairs Hospital. Dr. Belanoff received his B.A. from Amherst College and his M.D. from Columbia University’s College of Physicians & Surgeons. Our Board selected Dr. Belanoff to serve as a director because, as our Chief Executive Officer, he brings expertise and knowledge regarding our business and operations to our Board of Directors. Dr. Belanoff also has expertise in clinical medicine and psychopharmacology.

G. Leonard Baker, Jr. has served as a member of our Board since 1999. Since 1973, Mr. Baker has been a Managing Director of the General Partner of Sutter Hill Ventures, a venture capital firm in Palo Alto, CA. Mr. Baker currently serves on the boards of Youku Inc. and a number of private companies. During the past five years Mr. Baker has served on the board of Therma-Wave, Inc., which was acquired in 2007 by KLA-Tencor Corporation. Mr. Baker is a fellow of the Yale Corporation and a board member of the Environmental Defense Fund. Mr. Baker received his B.A. from Yale University and his M.B.A. from Stanford University. Mr. Baker’s contributions as a director include his broad experience and expertise in advising companies in capital raising, strategic transactions and operations.

Joseph C. Cook, Jr. has served as a member of our Board since 2002. Mr. Cook is a founder and director of Ironwood Pharmaceuticals, Inc., a publicly traded biotechnology company, and served as Chairman of its Board from 1998 to 2010. Mr. Cook is a principal, director and co-founder of Mountain Group Capital, LLC, a private investment company, and a principal, director and founder of The Limestone Fund, a recipient of the State of Tennessee TNInvestco award. He is a founder and serves as chairman of the board of Clinical Products, a private company marketing a medical food for people with diabetes. Mr. Cook served as chairman of Amylin Pharmaceuticals, Inc. from 1998 to 2009 and was chief executive officer from 1998 to 2003. He spent 28 years at Eli Lilly and Co., or Lilly, retiring in 1993 as a Group Vice-President. In 2009, Mr. Cook received the Pinnacle Award for Life Science Leadership from the Rady School of Management at the University of California at San Diego. In 1999, Mr. Cook also received The Nathan W. Dougherty Award for Distinguished Service in the Engineering Profession from the University of Tennessee. Mr. Cook received his B.S. in Engineering from the University of Tennessee in 1965. Our Board selected Mr. Cook to serve as a director because he brings to our Board extensive experience in the pharmaceutical industry.

Patrick G. Enright has served as a member of our Board since April 2008. He is a founder of Longitude Capital Management Co., LLC, a venture capital firm focused on investments in biotechnology and has served as its Managing Director since 2007. From 2002 through 2006, Mr. Enright was a Managing Director of Pequot Ventures where he co-led the life sciences investment practice. Prior to Pequot, he was a Managing Member responsible for the Delta Opportunity Fund, where he invested in privately-held and publicly-traded biotechnology companies, such as SUGEN, Inc. and Cephalon, Inc. Mr. Enright began his investment career at PaineWebber Development Corporation, a direct investment group focused primarily on biotechnology companies. Mr. Enright also has significant life sciences operations experience. He was Chief Financial Officer and Senior Vice President Business Development of Valentis, Inc. (now Urigen Pharmaceuticals, Inc.) and Senior Vice President Finance and Business Development of Boehringer Mannheim Pharmaceuticals (now F. Hoffmann-La Roche. Ltd.). Mr. Enright began his life sciences career 24 years ago at Sandoz (now Novartis AG). He currently serves on the Boards of a number of privately-held companies, including Infacare Pharmaceutical Corporation and Xanodyne Pharmaceuticals, Inc., as well as Jazz Pharmaceuticals, Inc., a publicly traded pharmaceutical company. Within the last five years, Mr. Enright has served on the Boards of publicly-traded companies, including Threshold Pharmaceuticals, Inc., Sequenom, Inc., Valentis, Inc. (now Urigen Pharmaceuticals, Inc.), Codexis, Inc. and MAP Pharmaceuticals, Inc. Mr. Enright received his M.B.A. from the Wharton School of Business at the University of Pennsylvania and his B.S. in Biological Sciences from Stanford University. Our Board selected Mr. Enright to serve as a director because he has extensive knowledge of finance and experience in the biotechnology industry.

David L. Mahoney is a private equity investor who has served as a member of our Board since July 2004. From 1999 to 2001, Mr. Mahoney served as co-CEO of McKesson HBOC, Inc., a healthcare supply management and information technology company and as CEO of iMcKesson LLC, a healthcare management and connectivity company. He joined McKesson Corporation, or McKesson, in 1990 as Vice President for Strategic Planning. Prior to joining McKesson, Mr. Mahoney was a principal with McKinsey & Company, a management consulting firm, where he worked from 1981 to 1990. Mr. Mahoney serves on the Board of Symantec Corporation, a publicly-traded software technology company, including as a member of the Compensation Committee. He also serves on the Board of Directors of several privately-held organizations including Adamas Pharmaceuticals, Inc., 20x200.com, San Francisco Museum of Modern Art and Mercy Corps. Mr. Mahoney served on the Board of Tercica, Inc., a pharmaceutical company (acquired by the Ipsen Group), from 2004 through 2008, including as a member of the Audit and Compensation committees. Mr. Mahoney also served on the Board of Directors of non-profit organizations Live Oak School, and NCPB, Inc., a public television and radio operator. Mr. Mahoney received his B.A. from Princeton University and his M.B.A. from Harvard University. Our Board selected Mr. Mahoney to serve as a director because he brings to our Board extensive experience in pharmaceutical distribution, fiscal management and in operating and advising technology companies.

Joseph L. Turner is a retired financial executive who has served as a member of our Board since August 2010. Mr. Turner was Senior Vice President of Finance and Administration and Chief Financial Officer at Myogen, Inc., a therapeutics company focused on cardiovascular disease, from 1999 until its acquisition by Gilead Sciences, Inc. in November 2006. Prior to Myogen, Inc., he served as Vice President, Finance and Chief Financial Officer at Centaur Pharmaceuticals, Inc., a privately-held biopharmaceutical company, from 1997 to 1999 and as Vice President, Finance and Chief Financial Officer of Cortech, Inc. from 1992 to 1997. From 1979 to 1991, Mr. Turner worked at Lilly, where he held a variety of financial management positions both within the United States and abroad. Mr. Turner is currently a member of the Board of Directors of Alexza Pharmaceuticals, Inc., or Alexza, QLT, Inc., and Allos Therapeutics, Inc., publicly traded biotechnology companies. Mr. Turner serves as the Chair of the Audit and Ethics Committee of Alexza and is a member of the Audit and Risk Committee of QLT, Inc. He also serves on the Board of Directors of Kythera Biopharmaceuticals, Inc., a privately held pharmaceutical company. Mr. Turner also currently serves on the Board of Managers of Swarthmore College. Mr. Turner previously served on the Board of Directors and Audit Committee of SGX Pharmaceuticals, Inc., a publicly held biotechnology company that was acquired by Lilly, is a former director and Chairman of the Audit Committee of NovaCardia, Inc., a privately-held biotechnology company that was acquired by Merck & Co., Inc., and Sequel Pharmaceuticals, Inc., and served on the Board of Directors of ApopLogic Pharmaceuticals, Inc., a privately held biotechnology company. Mr. Turner received his M.B.A. from the University of North Carolina at Chapel Hill, an M.A. in Molecular Biology from the University of Colorado at Boulder and a B.A. in Chemistry from Swarthmore College. Our Board selected Mr. Turner to serve as a director because he brings to our Board more than 30 years of experience in financial management and fiscal oversight of biotechnology companies.

There are no family relationships among any of our directors or executive officers.

DIRECTOR NOMINATION

The information below describes the criteria and process that the Corporate Governance and Nominating Committee uses to evaluate candidates to the Board.

Corporate Governance and Nominating Committee.    Our Corporate Governance and Nominating Committee currently consists of Joseph C. Cook, Jr. (Chairman), Joseph L. Turner and James N. Wilson. The Corporate Governance and Nominating Committee met once during 2011. The Corporate Governance and Nominating Committee is responsible for identifying individuals qualified to serve as members of the Board, recommending to the independent members of the Board nominees for election as our directors and providing oversight with respect to corporate governance and ethical conduct. The Board has determined that Mr. Cook and Mr. Turner are “independent directors” for NASDAQ purposes. Although Mr. Wilson is our employee and therefore not an “independent director” for NASDAQ purposes, our director nomination process meets applicable NASDAQ requirements because our director nominees are selected by the independent members of the Board. The Corporate Governance and Nominating Committee has a written charter, a copy of which is available on our website at www.corcept.com.

The information below describes the criteria and process that the Corporate Governance and Nominating Committee uses to evaluate candidates to the Board.

Board Membership Criteria.    The Corporate Governance and Nominating Committee is responsible for assessing the appropriate balance of experience, skills and characteristics required of the Board. Nominees for director are selected on the basis of depth and breadth of experience, knowledge, integrity, ability to make independent analytical inquiries, understanding of our business environment, the willingness to devote adequate time to Board duties, the interplay of the candidate’s experience and skills with those of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any Committees of the Board. Although there is no specific policy regarding diversity in identifying director nominees, both the Corporate Governance and Nominating Committee and the Board seek the talents and backgrounds that would be most helpful to us when selecting director nominees. In particular, the Corporate Governance and Nominating Committee, when recommending director candidates to the full Board for nomination, may consider whether a director candidate, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience. In addition, the Corporate Governance and Nominating Committee seeks to ensure that at least a majority of the directors are independent under the rules of the NASDAQ Stock Market, that the Audit Committee and Compensation Committee are each composed entirely of independent directors, and that members of the Audit Committee possess such accounting and financial expertise as the NASDAQ Stock Market requires.

Stockholders Proposals for Nominees.    The Corporate Governance and Nominating Committee will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Corporate Governance and Nominating Committee c/o the Secretary of our Company and should include (at a minimum) the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) the name(s) and address(es) of the stockholder(s) making the nomination and the number of shares of our common stock which are owned beneficially and of record by such stockholder(s); and (c) appropriate biographical information and a statement as to the qualifications of the nominee, and should be submitted in the time frame described in our Amended and Restated Bylaws and under the caption, “Stockholder Proposals for the 2013 Annual Meeting” below.

Process for Identifying and Evaluating Nominees.    The Corporate Governance and Nominating Committee initiates the process for identifying and evaluating nominees to the Board by identifying a slate of candidates who meet the criteria for selection as nominees and have the specific qualities or skills being sought based on input from members of the Board, management and, if the Corporate Governance and Nominating Committee deems appropriate, a third-party search firm. In addition, pursuant to the Securities Purchase Agreement, dated as of March 14, 2008, we have agreed to take all necessary steps to have one designee of Longitude Venture Partners, L.P., one of our significant stockholders, nominated for election to our Board, subject to compliance with relevant NASDAQ Stock Market rules and regulations and approval of the nominee by the Corporate Governance and Nominating Committee for so long as Longitude Venture Partners, L.P. beneficially owns at least 5% of our issued and outstanding common stock. Candidates, including candidates proposed by Longitude Venture Partners, L.P., are evaluated by the Corporate Governance and Nominating Committee on the basis of the factors described above under “Board Membership Criteria.”

With respect to candidates for initial election to the Board, the Corporate Governance and Nominating Committee also reviews biographical information and qualifications and checks the candidates’ references. Qualified candidates are interviewed by at least one member of the Corporate Governance and Nominating Committee. Serious candidates meet, either in person or by telephone, with all members of the Corporate Governance and Nominating Committee and as many other members of the Board as practicable.

Using the input from interviews and other information obtained, the Corporate Governance and Nominating Committee evaluates which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the independent members of the Board that the Board nominate, or elect to fill a vacancy with, a prospective candidate. Candidates recommended by the Corporate Governance and Nominating Committee are presented to the independent members of the Board for selection as nominees to be presented for the approval of the stockholders or for election to fill a vacancy. The Corporate Governance and Nominating Committee expects that a similar process will be used to evaluate nominees recommended by stockholders.

Nominees to the Board of Directors for the Annual Meeting.    The nominees for the Annual Meeting were recommended for selection by the Corporate Governance and Nominating Committee and were selected by the independent members of the Board.

BOARD MEETINGS AND COMMITTEES

The Board met nine times during 2011. In addition to the Corporate Governance and Nominating Committee, which is described above, the Board has standing Audit and Compensation Committees. The Audit Committee met four times and the Compensation Committee met three times. The Corporate Governance and Nominating Committee met once during 2011. Each member of the Board attended 75% or more of the total number of Board meetings and meetings of Board committees on which such Board member served.

We have a policy of encouraging all directors to attend the annual stockholder meetings. Four of our directors attended the 2011 annual stockholder meeting.

Audit Committee.    The Audit Committee currently consists of Joseph L. Turner (Chairman), Patrick G. Enright and David L. Mahoney. The Board has determined that all members of the Audit Committee are independent directors under the rules of the NASDAQ Stock Market and each of them is able to read and understand fundamental financial statements. In addition, the Board has determined that each member of the Audit Committee also satisfies the independence requirements of Rule 10A-3(b)(1) of the Exchange Act. The Board has determined that Mr. Enright is independent even though he falls outside the “safe harbor” definition set forth in Rule 10A-3(e)(1)(ii) under the Exchange Act because Longitude Venture Partners, LP and its affiliates own in excess of 10% of our common stock. Among other things, the Board considered Mr. Enright’s history of service and the percentage of common stock held by others, and it determined that he is not an “affiliated person” of our company who would be ineligible to serve on the Audit Committee. The Board has determined that each of Messrs. Turner, Mahoney and Enright qualifies as an “Audit Committee financial expert” as defined by Item 407(d)(5) of Regulation S-K of the Securities Act and the Exchange Act. The purpose of the Audit Committee is to oversee the accounting and financial reporting processes and financial statements audits. The responsibilities of the Audit Committee include appointing and providing for the compensation of the independent registered public accounting firm to conduct the annual audit of our accounts, reviewing the scope and results of the independent audits, reviewing and evaluating internal accounting policies, and approving all professional services to be provided to us by our independent registered public accounting firm. The Audit Committee has a written charter, a copy of which is available on our website at www.corcept.com.

Compensation Committee.    The Compensation Committee currently consists of G. Leonard Baker, Jr. (Chairman), Joseph C. Cook, Jr., and David L. Mahoney. The Board has determined that all members of the Compensation Committee are independent directors under the rules of the NASDAQ Stock Market. The Compensation Committee administers our benefit plans, reviews and administers all compensation arrangements for executive officers, and establishes and reviews general policies relating to the compensation and benefits of our officers and employees. The Compensation Committee has a written charter, a copy of which is available on our website at www.corcept.com. Pursuant to the Compensation Committee’s charter, the Compensation Committee may delegate its authority and responsibilities as it deems proper to members of the Compensation Committee or to a subcommittee.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Board Leadership Structure.    In accordance with our Amended and Restated Bylaws, our Board appoints our officers, including our Chief Executive Officer. Our Board does not have a policy on whether the role of the Chairman of the Board and Chief Executive Officer should be separate and, if it is to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee and if it is to be combined, whether a lead independent director should be selected. However, our Board is committed to corporate governance practices and values independent board oversight as an essential component of strong corporate performance. For example, five of our seven current directors qualify as independent according to the rules and regulations of NASDAQ. In February 2012, our Board undertook a review of the independence of each director and considered whether any director has a material relationship with us that could compromise his ability to exercise independent judgment in carrying out his responsibilities. As a result of this review, our Board determined that the following current directors are “independent” under current rules and regulations of NASDAQ:

G. Leonard Baker, Jr.

Joseph C. Cook, Jr.

Patrick G. Enright

David L. Mahoney

Joseph L. Turner

Currently, we separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting the strategic direction for our company and the day-to-day leadership and performance of our company, while the Chairman of the Board provides guidance to the Chief Executive Officer and management and sets the agenda for board meetings and presides over meetings of the full Board. Dr. Belanoff, our Chief Executive Officer, is an employee of our company and is therefore not “independent” under the rules of NASDAQ Stock Market. Mr. Wilson, our Chairman of the Board, is an employee of our company and is therefore not “independent” under the rules of NASDAQ Stock Market. Our Board believes that the current board leadership structure is appropriate for our company and our stockholders at this time.

Risk Oversight.    The Board oversees our company’s risk exposures and risk management of various parts of the business, including appropriate guidelines and policies to minimize business risks and major financial risks and the steps management has undertaken to control them. In its risk oversight role, the Board reviews our strategic plan at least annually, which includes an assessment of potential risks facing us. While the Board has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. Our Audit Committee is responsible for overseeing management of our risks relating to accounting matters, financial reporting and SEC compliance. Our Compensation Committee is responsible for overseeing the management of risks relating to our company’s executive compensation plans and arrangements. In addition, in setting compensation, the Compensation Committee strives to create incentives that do not encourage risk-taking behavior that is inconsistent with our company’s business strategy. Our Corporate Governance and Nominating Committee is responsible for overseeing management of our risks associated with the independence of our Board and potential conflicts of interest. Each committee regularly reports to the full board of directors.

COMMUNICATIONS WITH DIRECTORS

Stockholders or other interested parties may communicate with any director or committee of our Board by writing to them c/o Secretary, Corcept Therapeutics Incorporated, 149 Commonwealth Drive, Menlo Park, California 94025. Comments or questions regarding our accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to members of the Corporate Governance and Nominating Committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The current members of our Compensation Committee are G. Leonard Baker, Jr., Joseph C. Cook, Jr., and David L. Mahoney. In addition, James A. Harper served as a member of our Compensation Committee from January through May 19, 2011, at which time he retired from our Board. None of the members of our Compensation Committee is currently, or has been, an officer or employee of our company. No interlocking relationship exists, or in the past year has existed, between any member of our Compensation Committee and any member of any other company’s board of directors or compensation committee. Messrs Baker, Cook and Mahoney each participated in the 2012 Warrant Financing as described in “Certain Relationships and Related Transactions” below, either in an individual capacity or through related entities.

INFORMATION CONCERNING EXECUTIVE OFFICERS

Information relating to our executive officers is incorporated by reference herein from the section captioned “Executive Officers of the Company” contained in Part III, Item 10 of our Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC on March 13, 2012.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding ownership of our common stock as of April 30, 2012 or earlier date for information based on filings with the SEC by (a) each person known to us to own more than 5% of the outstanding shares of our common stock, (b) our directors, (c) our Chief Executive Officer and each other executive officer named in the compensation tables appearing later in this proxy statement and (d) all directors and executive officers as a group. The information in this table is based solely on statements in filings with the SEC or other information we believe to be reliable. Percentage of ownership is based on 88,616,768 shares of common stock outstanding as of April 30, 2012. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting and investment power with respect to the shares. Shares of common stock subject to outstanding options and warrants exercisable within 60 days of April 30, 2012 are deemed outstanding for computing the percentage of ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percentage of Shares Beneficially Owned
5% Stockholders

Longitude Venture Partners, LP and affiliated entities and individuals (3)	16,711,635	18.2%
Sutter Hill Ventures and affiliated entities and individuals (4)	14,095,892	15.6%
Federated Investors, Inc. and affiliated entities (5)	6,484,269	7.2%
Ingalls & Snyder, LLC and affiliated entities(6)	5,698,552	6.4%

Directors and Named Executive Officers
Patrick G. Enright (3)	16,711,635	18.2%
G. Leonard Baker, Jr. (7)	9,441,409	10.5%
Joseph K. Belanoff (8)	4,887,131	5.4%
James N. Wilson (9)	3,418,113	3.8%
Joseph C. Cook, Jr. (10)	2,879,082	3.2%
David L. Mahoney (11)	1,469,323	1.7%
Robert L. Roe (12)	1,288,131	1.4%
Anne M. LeDoux (13)	328,649	*
Steven Lo (14)	175,005	*
Joseph L. Turner (15)	92,084	*
G. Charles Robb (16)	1,258	*

All directors and executive officers as a group (11 persons) (17)	40,691,820	41.3%

—

*Less than 1% of our outstanding common stock.

(1)	Unless otherwise indicated, the address of each of the named individuals is c/o Corcept Therapeutics, 149 Commonwealth Drive, Menlo Park, California 94025.

(2)

Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days after April 30, 2012. Except as otherwise noted, each person or entity has sole voting and investment power with respect to the shares shown.

(3)

Consists of (a) 13,238,978 shares held by Longitude Venture Partners, LP, and 3,091,479 shares that may be acquired by that entity within 60 days of April 30, 2012 pursuant to warrants, (b) 194,595 shares held by Longitude Capital Associates, L.P. and 26,583 shares that may be acquired by that entity within 60 days of April 30, 2012 pursuant to warrants and (c) 160,000 shares that may be acquired by Patrick Enright within 60 days of April 30, 2012 pursuant to options. Juliet Tammenoms Bakker and Mr. Enright may be deemed to have shared voting and investment power over the shares held by Longitude Venture Partners, LP, and Longitude Capital Associates, L.P. Each of these individuals disclaims beneficial ownership of all such shares, except to the extent of his or her pecuniary interest therein. The address for Longitude Capital is 800 El Camino Real, Suite 220, Menlo Park, California 94025. Mr. Enright is a member of our Board and a managing member of Longitude Capital Partners, LLC, the general partner of each of Longitude Venture Partners, LP, and Longitude Capital Associates, L.P.

(4)

Consists of: (a) 5,316,967 shares held by Sutter Hill Ventures, A California Limited Partnership, which is referred to as Sutter Hill Ventures, and 645,186 shares that may be acquired by that entity within 60 days of April 30, 2012 pursuant to warrants, (b) 29,273 shares held by Sutter Hill Entrepreneurs Fund (AI), L.P., which is referred to as SHAI, (c) 74,113 shares held by Sutter Hill Entrepreneurs Fund (QP), L.P., which is referred to as SHQP, (d) 205,439 shares held by G. Leonard Baker, Jr., one of our directors, (e) 1,210,498 shares held by Mr. Baker, as Trustee of The Baker Revocable Trust, and 232,437 shares that may be acquired by that trust within 60 days of April 30, 2012 pursuant to warrants, (f) 885,850 shares held by Saunders Holdings, L.P. of which the Baker Revocable Trust is a general partner, and 115,015 shares that may be acquired by that entity within 60 days of April 30, 2012 pursuant to warrants, (g) 478,182 shares held by the G. Leonard Baker, Jr. Roth IRA, for the benefit of Mr. Baker, and 98,449 shares that may be acquired by that entity within 60 days of April 30, 2012 pursuant to a warrant, (h) 150,000 shares that may be acquired by Mr. Baker within 60 days of April 30, 2012 pursuant to options and (i) 4,137,298 shares held by individuals other than Mr. Baker who are affiliated with Sutter Hill Ventures or entities affiliated with such individuals, and 517,185 shares that may be acquired by such individuals and entities within 60 days of April 30, 2012 pursuant to warrants. Mr. Baker may be deemed to have shared voting and investment power with respect to the shares and warrants held by The Baker Revocable Trust and Saunders Holdings, L.P. Mr. Baker, Sutter Hill Ventures, SHAI and SHQP do not have any voting or investment power with respect to the shares held by individuals affiliated with Sutter Hill Ventures and entities affiliated with such individuals referenced under part (i) of this note. Mr. Baker, David L. Anderson, William H. Younger, Jr., Tench Coxe, James C. Gaither, James N. White, Jeffrey W. Bird, David E. Sweet, Andrew T. Sheehan and Michael L. Speiser, referred to collectively as the Sutter Hill Principals, may be deemed to have shared voting and investment power with respect to the shares held by Sutter Hill Ventures, SHAI and SHQP. As a result of the shared voting and dispositive powers referenced herein, Messrs. Baker, Anderson, Younger, Coxe, Gaither, White, Bird, Sweet, Sheehan and Speiser may each be deemed to beneficially own the shares held by Sutter Hill Ventures, SHAI and SHQP. Each of these individuals disclaims beneficial ownership of all holdings reflected herein, except to the extent of his individual pecuniary interest therein. The address for Sutter Hill Ventures and affiliates is 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304. Mr. Baker, a member of our Board of Directors, is also a managing director of the general partner of Sutter Hill Ventures.

(5)

Includes (a) 5,505,247 shares beneficially held by registered investment companies and separate accounts advised by subsidiaries of Federated Investors, Inc., or Federated, that have been delegated the power to direct investments and power to vote the securities by the registered investment companies’ board of trustees or directors and by the separate accounts’ principals and (b) 979,022 shares that may be acquired by such entities within 60 days of April 30, 2012 pursuant to warrants. The foregoing beneficial ownership information is based on information obtained from the Amendment No. 2 to Form 13G filed by Federated Investors, Inc. with respect to its holdings as of December 31, 2011, as adjusted to reflect the participation by entities affiliated with Federated in our 2012 Warrant Financing, discussed below, in which they received 979,022 shares upon exercise of the warrants that had been outstanding at December 31, 2011 and purchased new warrants for 979,022 shares that may be acquired within 60 days of April 30, 2012. Federated is the parent holding company of Federated Equity Management Company of Pennsylvania and Federated Global Investment Management Corp., collectively referred to herein as the Investment Advisers, which act as investment advisers to registered investment companies and separate accounts that own shares of our common stock. The Investment Advisers are wholly owned subsidiaries of FII Holdings, Inc., which is wholly owned subsidiary of Federated. All of Federated’s outstanding voting stock is held in the Voting Shares Irrevocable Trust, or the Trust, for which John F. Donahue, Rhodora J. Donahue and J. Christopher Donahue act as trustees, collectively referred to herein as the Trustees. The Trustees exercise collective voting control over Federated. Each of Federated, the Trust and the Trustees disclaims beneficial ownership of all holdings reflected herein, except to the extent of his individual pecuniary interest therein. Federated’s address is Federated Investors Tower, Pittsburgh, PA 15222-3779.

(6)

Includes (a) 4,998,552 shares held by Ingalls & Snyder LLC, or Ingalls, for the benefit of Ingalls & Snyder Value Partners, L.P., or ISVP, or other investment advisory clients and (b) 700,000 shares that may be acquired by ISVP within 60 days of April 30, 2012 pursuant to a warrant. Information regarding the holdings of Ingalls and ISVP is based on information obtained from Form 13G filed by Ingalls with respect to its holdings as of December 31, 2011, as adjusted to reflect the participation by ISVP in our 2012 Warrant Financing, discussed below, in which they received 700,000 shares upon exercise of the warrant that had been outstanding at December 31, 2011 and purchased a new warrant for 700,000 shares that may be acquired within 60 days of April 30, 2012. ISVP is an investment partnership managed under an investment advisory contract by Ingalls, a registered broker dealer and a registered investment advisor. Ingalls holds investment authority but not voting authority over shares held by its investment advisory clients. Mr. Thomas O. Boucher, Jr., a Managing Director of Ingalls, and Mr. Robert L. Gipson and Adam Janovic, Senior Directors of Ingalls, are the general partners of ISVP and share investment and voting power over the shares held by ISVP. Each of these individuals disclaims beneficial ownership of all such shares, except to the extent of his individual pecuniary interest therein. The address for Ingalls and ISVP is 61 Broadway, New York, New York 10006.

(7)	Mr. Baker’s beneficial holdings include all shares referenced in footnote (4) other than the shares and warrants referenced under part (i) of footnote (4).

(8)

Includes (a) 2,122,936 shares that may be acquired by Dr. Belanoff within 60 days of April 30, 2012 pursuant to options, (b) 300,000 shares held as custodian for Edward G. Belanoff and (c) 300,000 shares held as custodian for Julia E. Belanoff under the California Uniform Transfers to Minors Act over which Dr. Belanoff has voting control.

(9)

Includes (a) 554,176 shares that may be acquired by Mr. Wilson within 60 days of April 30, 2012 pursuant to options, (b) 1,954,511 shares held by the James N. Wilson and Pamela D. Wilson Trust, (c) 891,774 shares held by the James and Pamela Wilson Family Partners and (d) 17,652 shares that may be acquired by the James and Pamela Wilson Family Partners within 60 days of April 30, 2012 pursuant to a warrant. Mr. Wilson has voting power over the shares held by the James N. Wilson and Pamela D. Wilson Trust and the James and Pamela Wilson Family Partners pursuant to voting agreements. Mr. Wilson disclaims beneficial ownership of all of such shares, except to the extent of his pecuniary interest therein.

(10)

Consists of (a) 1,364,810 shares and 254,448 shares that may be acquired within 60 days of April 30, 2012 pursuant to warrants that are held jointly by Joseph C. Cook, Jr. and Judith Cook, (b) 476,016 shares held by the Joseph C. Cook, Jr., IRA Rollover, or Cook IRA, and 25,649 shares that may be acquired by the Cook IRA within 60 days of April 30, 2012 pursuant to a warrant, (c) 234,762 shares held by Farview Management, Co. L.P., a Texas limited partnership, and 14,402 shares that may be acquired by that entity within 60 days of April 30, 2012 pursuant to a warrant, (d) 350,000 shares held by the Judith E. and Joseph C. Cook, Jr. Foundation, Inc. and 13,995 shares that may be acquired by that entity within 60 days of April 30, 2012 pursuant to a warrant and (e) 145,000 shares that may be acquired by Mr. Cook within 60 days of April 30, 2012 pursuant to options. Mr. Cook and Judith E. Cook may be deemed to have shared voting and investment power over the shares held by the Cook Foundation. Each of these individuals disclaims beneficial ownership of all such shares, except to the extent of his or her pecuniary interest therein. Mr. Cook and Judith E. Cook may be deemed to have shared voting and investment power over the shares held in joint name. Mr. Cook is a member of our Board of Directors.

(11)

Includes (a) 1,019,533 shares held by the David L. Mahoney and Winnifred C. Ellis 1998 Family Trust, and 114,790 shares that may be acquired by the Trust within 60 days of April 30, 2012 pursuant to warrants, (b) 75,000 shares held by the Black Dog Private Foundation, of which Mr. Mahoney is the president and (c) 260,000 shares that may be acquired by Mr. Mahoney within 60 days of April 30, 2012 pursuant to options. Mr. Mahoney is a member of our Board.

(12)	Includes 1,288,131 shares that may be acquired by Dr. Roe within 60 days of April 30, 2012 pursuant to options.

(13)	Consists of 328,649 shares that may be acquired by Ms. LeDoux within 60 days of April 30, 2012 pursuant to options.

(14)	Consists of 175,005 shares that may be acquired by Mr. Lo within 60 days of April 30, 2012 pursuant to an option.

(15)	Consists of 92,084 shares that may be acquired by Mr. Turner within 60 days of April 30, 2012 pursuant to options.

(16)	Mr. Robb has no options exercisable within 60 days of April 30, 2012.

(17)	Total number of shares includes common stock held by directors, executive officers and entities affiliated with directors and executive officers. See footnotes 1 through 4 and 7 through 16 above.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As a matter of policy, all related-party transactions between us and any of our officers, directors, or principal stockholders, are approved by our Audit Committee or a majority of the independent and disinterested members of our Board, are on terms no less favorable to us than could be obtained from unaffiliated third parties and are in connection with bona fide business purposes.

2012 Warrant Financing. On March 29, 2012 certain existing investors, including the related parties below, which we refer to as the Purchasers, who had participated in a private placement in April 2010, which we refer to as the 2010 Warrant Financing, exercised the warrants they purchased in the 2010 Warrant Financing. For purposes of this section, we refer to this transaction as the 2012 Warrant Financing. The exercise price of these warrants was $2.96 per share, resulting in gross proceeds to us of approximately $12.4 million. In connection with the Purchasers’ exercise of their existing warrants, on March 29, 2012, we entered into a definitive agreement, which we refer to as the Purchase Agreement, with such Purchasers to raise approximately $0.5 million in additional gross proceeds in a private placement through the sale of warrants to purchase an aggregate of approximately 4.2 million shares of our common stock. The warrants were sold at a price of $0.125 per share of common stock underlying these warrants. The warrants have a three-year term and a per share exercise price of $4.05. The closing of the 2012 Warrant Financing occurred on March 29, 2012.

In connection with the 2012 Warrant Financing, the following related parties purchased the shares of common stock and warrants at the aggregate purchase prices set forth below:

Name of Related Party	Number of Shares of common stock Purchased Upon Exercise of Warrants	Number of Shares Underlying New Warrants	Aggregate Amount Invested
Longitude Ventures Partners, L.P. and affiliated entity (1)	856,644	856,644	$2,642,747
Sutter Hill Ventures and affiliated entities and individuals (2)	648,651	648,651	$2,001,088
Joseph C. Cook, Jr. (3)	134,617	134,617	$415,293
David L. Mahoney (4)	48,952	48,952	$151,017

(1)

Consists of (a) 839,811 shares of common stock issued upon the exercise of a warrant and a warrant to purchase 839,811 shares of common stock purchased by Longitude Venture Partners, L.P. and (b) 16,833 shares of common stock issued upon the exercise of a warrant and a warrant to purchase 16,833 shares of common stock purchased by Longitude Capital Associates. Patrick Enright, a member of our Board is a managing member of Longitude Capital Partners, the general partner of Longitude Venture Partners, L.P. and Longitude Capital Associates.

(2)

Consists of (a) 280,365 shares of common stock issued upon the exercise of a warrant and a warrant to purchase 280,365 shares of common stock purchased by Sutter Hill Ventures, (b) 98,449 shares of common stock issued upon the exercise of a warrant and a warrant to purchase 98,449 shares of common stock purchased by Wells Fargo Bank, N.A. FBO G. Leonard Baker, Jr., Roth IRA (c) 46,791 shares of common stock issued upon the exercise of a warrant and a warrant to purchase 46,791 shares of common stock purchased by Saunders Holdings, L.P., of which Mr. Baker is a general partner, (d) 1,596 shares of common stock issued upon the exercise of a warrant and a warrant to purchase 1,596 shares of common stock purchased by Mr. Baker, as Trustee of The Baker Revocable Trust, (e) 70,867 shares of common stock issued upon the exercise of a warrant and a warrant to purchase 70,867 shares of common stock purchased by Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Tench Coxe, (f) 6,775 shares of common stock issued upon the exercise of a warrant and a warrant to purchase 6,775 shares of common stock purchased by Tench Coxe and Simone Otus Coxe, Co-Trustees of The Coxe Revocable Trust, (g) 55,493 shares of common stock issued upon the exercise of a warrant and a warrant to purchase 55,493 shares of common stock purchased by Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO William H. Younger, Jr., (h) 1,649 shares of common stock issued upon the exercise of a warrant and a warrant to purchase 1,649 shares of common stock purchased by Mr. Younger, as Trustee of The William H. Younger Revocable Trust, (i) 52,301 shares of common stock issued upon the exercise of a warrant and a warrant to purchase 52,301 shares of common stock purchased by Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David L. Anderson, (j) 538 shares of common stock issued upon the exercise of a warrant and a warrant to purchase 538 shares of common stock purchased by Mr. Anderson, as Trustee of The Anderson Living Trust, (k) 13,924 shares of common stock issued upon the exercise of a warrant and a warrant to purchase 13,924 shares of common stock purchased by James N. White and Patricia A. O’Brien, Co-Trustees of The White Revocable Trust U/A/D 4/3/97, (l) 12,643 shares of common stock issued upon the exercise of a warrant and a warrant to purchase 12,643 shares of common stock purchased by Jeffrey W. Bird and Christiana R. Bird, as Co-Trustee of the Jeffrey W. and Christina R. Bird Trust U/A/D 10/31/00, (m) 2,893 shares of common stock issued upon the exercise of a warrant and a warrant to purchase 2,893 shares of common stock purchased by Wells Fargo Bank, N.A.

FBO SHV Profit Sharing Plan FBO David E. Sweet (Rollover), (n) 536 shares of common stock issued upon the exercise of a warrant and a warrant to purchase 536 shares of common stock purchased by David E. Sweet, (o) 2,094 shares of common stock issued upon the exercise of a warrant and a warrant to purchase 2,094 shares of common stock purchased by Andrew T. Sheehan, as Trustee for the Sheehan 2003 Trust, (p) 1,030 shares of common stock issued upon the exercise of a warrant and a warrant to purchase 1,030 shares of common stock purchased by James C. Gaither, as Trustee of The Gaither Revocable Trust and (q) 707 shares of common stock issued upon the exercise of a warrant and a warrant to purchase 707 shares of common stock purchased by Michael L. Speiser and Mary Elizabeth Speiser, Co-Trustees of the Speiser Trust Agreement. G. Leonard Baker, Jr., a member of our Board, is a managing director of Sutter Hill Ventures, and may be deemed to have beneficial ownership of the shares discussed in parts (a) through (d) of this footnote. See the discussion in “Security Ownership of Certain Beneficial Owners and Management” for a discussion regarding the beneficial ownership of the Sutter Hill Principals.

(3)

Consists of 134,617 shares of common stock issued upon the exercise of a warrant and a warrant to purchase 134,617 shares of common stock purchased by Joseph C. Cook Jr. and Judith Cook, as Tenants in Common. Joseph C. Cook, Jr., a member of our Board.

(4)

Consists of 48,952 shares of common stock issued upon the exercise of a warrant and a warrant to purchase 48,952 shares of common stock purchased by The David L. Mahoney and Winnifred C. Ellis 1998 Family Trust, of which David L. Mahoney, a member of our Board, is a trustee.

In connection with the Purchase Agreement, on March 29, 2012, we entered into a Registration Rights Agreement, or the Registration Rights Agreement, with the Purchasers. Pursuant to the Registration Rights Agreement, we agreed to prepare and file a registration statement with the SEC on or prior to May 31, 2012 for purposes of registering the resale of the shares underlying the warrants and any shares of common stock issued as a dividend or other distribution with respect to such shares. We agreed to use our reasonable best efforts to cause this registration statement to be declared effective by the SEC within 90 days after the closing of the transactions (105 days in the event the registration statement is reviewed by the SEC). We also agreed, among other things, to indemnify the selling holders under the registration statement from certain liabilities and to pay all fees and expenses (excluding underwriting discounts and selling commissions and all legal fees of any selling holder) incident to our obligations under the Registration Rights Agreement.

2011 Public Offering.  On January 26, 2011, we sold 11.5 million shares of our common stock in an underwritten public offering at a price to the public of $3.90 per share for aggregate net proceeds of approximately $41.8 million after deducting the underwriters’ discount and commissions and other expenses of the offering. Longitude Venture Partners, L.P. purchased 735,263 shares and Longitude Capital Associates purchased 14,737 shares in this transaction, which collectively represents approximately 6.5% of the shares sold, for approximately $2.9 million. Patrick Enright, who is a member of our board of directors, is a managing member of Longitude Capital Partners, LLC, the general partner of Longitude Venture Partners, LP.

Dr. Roe Promissory Note.  We entered into an agreement with Robert L. Roe, M.D., our President, dated October 18, 2001, pursuant to which Dr. Roe received an option to purchase 250,000 shares of our common stock with an exercise price of $0.75 per share and a loan in the amount of $187,250, subject to interest rate of 6.5% and evidenced by a full-recourse promissory note to us to finance the exercise of the option. During 2011, Dr. Roe paid off the balance of the note and all accrued interest.

Severance and Change in Control Agreements.  In September 2011, we entered into a Severance and Change in Control Agreement with G. Charles Robb, Chief Financial Officer, the provisions of which are identical to the severance and change in control agreements with our other executive officers. The agreements provide that, if employment is terminated without cause or for good reason regardless of whether it is in connection with a change in control, the executive will be eligible for 12 months of his or her then current base salary and continued health insurance coverage for this same period. In addition, the agreements provide for the full vesting of all outstanding equity awards in the event the executive’s employment is terminated without cause or for good reason within 18 months following a change in control.

Director Indemnification Agreements.  We have entered into indemnification agreements with our directors and executive officers. Such agreements require us, among other things, to indemnify its officers and directors, other than for liabilities arising from willful misconduct of a culpable nature, and to advance their expenses incurred as a result of any proceedings against them as to which they could be indemnified.

See “Director Compensation” for a discussion of our director compensation policy.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Exchange Act and SEC rules, our directors, executive officers and beneficial owners of more than 10% of any class of equity security are required to file periodic reports of their ownership, and changes in that ownership, with the SEC. Based solely on our review of copies of these reports and representations of such reporting persons, we believe that during 2011, all such reports were filed on a timely basis.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Compensation Committee of our Board is delegated the primary responsibility for our executive compensation program, which is intended to provide compensation packages for our named executive officers that are appropriately competitive within our industry, provide rewards for significant corporate performance and are appropriate for our stage of development. Compensation packages are designed to encourage a balanced focus on both short- and long-term goals. Direct compensation consists of a base salary, periodic cash bonuses for the achievement of significant corporate milestones and long-term equity incentive awards.

Executive Summary

During 2011, we had significant development, operational and financing accomplishments. Following is a summary of our principal activities and accomplishments over the course of the year.

•	In January, we raised $41.8 million in net proceeds from a sale of common stock.

•	In April, we submitted to the U.S. Food and Drug Administration (FDA) our NDA for Korlym.

•	Throughout the year we successfully prosecuted the Korlym NDA and advanced it toward approval, which occurred in February 2012.

•	Implemented plans to launch Korlym in the United States.

•	Received Orphan Drug Designation in the European Union.

•	Enrolled patients in our double-blind placebo controlled Phase 3 trial of mifepristone for the psychotic features of psychotic depression.

•	Continued development of our proprietary families of next generation selective GR-II antagonists.

Executive Compensation 2011 Program Overview

Based on our compensation philosophy, pay program structure and company and individual performance, our Compensation Committee took the following actions with respect to the compensation for our named executive officers for 2011:

Base Salary. For our named executive officers who were employed for the entire year (Dr. Belanoff, our Chief Executive Officer, Dr. Roe, our President, Steven Lo, our Vice President of Commercial Operations, and Anne LeDoux, our Vice President and Controller (Chief Accounting Officer)), base salary for 2011 reflected an increase of 3%, as compared to the base salary of 2010, consistent with the increase provided to all company employees. The initial base salary (and option grant award) for G. Charles Robb, our Chief Financial Officer, who joined the company in September 2011, was based on internal and external comparisons, the depth of his prior experience in financial and operational leadership roles at former companies and the level of cash and equity compensation that the Chief Executive Officer and members of our Compensation Committee and Board believed was appropriate for this position.

Bonus for FDA approval in February 2012. No performance-based bonuses were awarded based on accomplishments during 2011. Although the Compensation Committee and Board appreciated that significant efforts were undertaken during 2011 toward our long-term goals, in accordance with our preference to make awards only on significant milestone events, they chose to wait to see if the FDA approved Korlym. The FDA did approve Korlym on February 17, 2012. On February 21, 2012, our Board approved discretionary cash bonus payments to our named executive officers and all other employees then currently employed with us based upon the receipt of that approval. These awards reflect our achievement of this significant corporate milestone, as well as the individual contribution to overall corporate performance by each named executive officer. As discussed herein, the magnitude of the 2012 bonus awards were based primarily on the significance to the company and its stockholders of the receipt of the FDA approval of Korlym and includes a reflection of the significance of our development, operational and pre-commercial accomplishments during the year as discussed above and the fact that accomplishments related to clinical trials and research activities often require more than a one year time span to complete.

Equity Awards. The Compensation Committee and Board awarded new option grants during 2011 to our named executive officers as an incentive toward continued service to the company. The size of these stock awards were based on the level of compensation that the Chief Executive Officer and members of our Compensation Committee and Board believed was appropriate for each position based on the magnitude of the responsibilities of each role, the depth of the experience of the individual officers and the breadth of the company’s goals. In addition, G. Charles Robb was awarded an initial grant upon his joining our company in September 2011. As discussed above, the size of the initial stock award for G. Charles Robb was based on the level of compensation that the Chief Executive Officer and members of our Compensation Committee and Board believed was appropriate for this position and the depth of Mr. Robb’s prior experience.

Strong Stockholder Support for our Compensation Decisions

At our annual stockholder meeting last year, our stockholders approved the compensation of our 2010 named executive officers, with over a 97% approval rating. In light of this strong support, the Compensation Committee made no significant changes to the overall design of our compensation programs during 2011. The Compensation Committee will continue to work to ensure that management’s interests are aligned with our stockholders’ interests to support long-term value creation.

Compensation Principles and Objectives

For our named executive officers, Joseph K. Belanoff, M.D., our Chief Executive Officer, Robert L. Roe, M.D., our President, G. Charles Robb, our Chief Financial Officer, Steven Lo, our Vice President of Commercial Operations, Anne LeDoux, our Vice President and Controller (Chief Accounting Officer), and Caroline M. Loewy, who served as our Chief Financial Officer until June 30, 2011, compensation is intended to be performance-based, with the exception of such named executive officer’s base salary. The Compensation Committee believes that compensation paid to our named executive officers should be closely aligned with our performance on both a short-term and long-term basis, linked to specific, measurable results intended to create value for stockholders, and that such compensation should assist us in attracting and retaining key executives critical to our long-term success.

In establishing compensation for executive officers, the following are the Compensation Committee’s objectives:

•

align officer and stockholder interests by providing a portion of total compensation opportunities for senior management in the form of equity awards and bonuses tied to company and individual performance.

•

ensure executive officer compensation is competitive within the marketplace in which we compete for executive talent by relying on the Compensation Committee’s judgment, expertise and personal experience with other similar companies, recognizing that because of the company’s business model and stage of development, there may be few directly comparable companies; and

•

recognize that best compensation practices for a young company with relatively few employees may be substantially different than for a larger, more mature company and that we should make full use of our greater latitude and breadth of compensation opportunities.

Our overall compensation program is structured to attract, motivate and retain highly qualified executive officers by paying them competitively, consistent with our success and their contribution to that success. Given the long product development cycles in our business, we believe compensation should be structured to ensure that a portion of compensation opportunity will be related to factors that directly and indirectly influence long-term stockholder value. Accordingly, we set goals designed to link each named executive officer’s compensation to our corporate performance, such as the attainment of development and operational goals and meeting agreed upon financial targets.

We provide a base salary to our executive officers. Additionally, consistent with our performance-based philosophy, we reserve the largest potential compensation awards for performance- and incentive-based programs for our senior executive management team, comprised of the Chief Executive Officer, President, Chief Financial Officer, Vice President of Commercial Operations and Chief Accounting Officer. Such programs include stock options grants designed to provide compensation opportunities if milestones are attained that increase our value, such as positive results in clinical trials. Incentive-based programs provide compensation in the form of both cash and equity, to reward for both short-term and long-term performance. The Compensation Committee allocates total compensation between cash and equity compensation based on the Compensation Committee members’ knowledge of compensation practices in the biotechnology and specialty pharmaceutical industries. The balance between equity and cash compensation among members of the senior executive management team, all five of whom are named executive officers, is evaluated annually to align the interests of management with stockholders through both short- and long-term incentives.

The Chairman of the Board and the members of the Compensation Committee are seasoned executives of, consultants to or venture capitalists with investments in the biotechnology and specialty pharmaceutical industry. Collectively they have served as board and compensation committee members of many public and privately held companies including Amylin Pharmaceuticals, Inc., Ironwood Pharmaceuticals, Inc., NuGen Technologies, Inc., Neurex Corporation, Praecis Pharmaceuticals, Inc., Syntex Corporation, Tercica, Inc. and Zymogenetics Inc. As a result of this extensive involvement in the compensation of executives in these and other companies, the Chairman of the Board and the members of the Compensation Committee collectively have developed a clear understanding and knowledge of the compensation structures that are necessary to attract, motivate and retain management talent.

Determination of Compensation

The Compensation Committee is charged with the primary authority to determine and recommend the compensation awards available to our executive officers for approval by the Board. Based on the Compensation Committee members’ collective understanding of compensation practices in similar companies in the biotechnology and specialty pharmaceutical industry, our executive compensation package consists of the following elements, in addition to the employee benefit plans in which all employees may participate:

•	Base salary: compensation for ongoing performance throughout the year.
•	Periodic performance-based cash compensation: awards to recognize and reward achievement of performance goals.
•

Long-term performance-based equity incentive program: equity compensation to provide an incentive to our named executive officers to manage us from the perspective of an owner with an equity stake in the business.

•	Severance and change in control benefits: remuneration paid to executives in the event of a change in control or involuntary employment termination.

To aid the Compensation Committee in making its determination, our Chief Executive Officer provides recommendations annually to the Compensation Committee regarding the compensation of all other executive officers based on the overall corporate achievements during the period being assessed and his knowledge of the individual contributions to our success by each of the named executive officers. The overall performance of our senior executive management team is reviewed annually by the Compensation Committee.

We set base salary structures and any grants of stock options based on the Compensation Committee members’ collective understanding of compensation practices in the biotechnology and specialty pharmaceutical industry and such members’ experiences as seasoned executives, consultants, board and compensation committee members, or investors in similar biotechnology and specialty pharmaceutical industry companies.

Tax Considerations

A goal of the Compensation Committee is to comply with the requirements of Internal Revenue Code Section 162(m) of the Internal Revenue Code of 1986, as amended, which limits the tax deductibility by us of annual compensation in excess of $1,000,000 paid to our Chief Executive Officer and any of our three other most highly compensated executive officers, other than our Chief Financial Officer. However, performance-based compensation that has been approved by our stockholders is excluded from the $1,000,000 limit if, among other requirements, the compensation is payable only upon the attainment of pre-established, objective performance goals and the committee of our Board that establishes such goals consist only of non-employee directors.

While the tax impact of any compensation arrangement is one factor to be considered, such impact is evaluated in light of the Compensation Committee’s overall compensation philosophy and objectives. The Compensation Committee will consider ways to maximize the deductibility of executive compensation, while retaining the discretion it deems necessary to compensate officers in a manner commensurate with performance and the competitive environment for executive talent. From time to time, the Compensation Committee may award compensation to our executive officers that may not be fully deductible if it determines that such award is consistent with its philosophy and is in our and our stockholders’ best interests.

Certain option grants made under our equity plans are intended to be structured so that any compensation deemed paid upon the exercise of those options is intended to qualify as performance-based compensation that is not subject to the $1,000,000 limitation.

Elements of Executive Compensation

Base Compensation

We pay base salaries to provide fixed compensation based on the Compensation Committee’s assessment of competitive market practices. Due to the Compensation Committee’s collective experience with similar companies in the biotechnology and specialty pharmaceutical industry, the Compensation Committee has intimate knowledge and understanding of what the industry demands in order to motivate and retain our executive officers. We provide each named executive officer with a base salary that was established by negotiations with each named executive officer when such individual first joined us as an employee or was promoted to the position of executive officer. Base salaries have not changed in 2011 as compared to 2010 other than for annual merit adjustments of 3% per year that were approved by the Compensation Committee and applied equally to all employees. While base salaries are not considered by the Internal Revenue Service to constitute performance-based compensation, each year the Compensation Committee reviews the Chief Executive Officer’s base salary to determine if a change is appropriate based on Company performance, such as our progress on research and development programs. Similarly, the Chief Executive Officer reviews the base salary of the other named executive officers and has the ability to propose a change in base salary based on performance to the Compensation Committee. Other than the annual merit increases that the Compensation Committee has approved, no formulaic base salary increases are provided to the named executive officers.

Performance-Based Compensation

Performance Goals and Periodic Performance-Based Cash Compensation. We structure our compensation programs to reward executive officers based on our performance. This allows executive officers to receive bonus compensation in the event certain specified corporate performance measures are achieved. To date, we have not instituted an annual performance-based cash compensation or annual performance-based equity compensation program. The Compensation Committee believes that the compensation objective to ensure that executive officers’ compensation is aligned with our corporate strategies, business objectives and the long-term interests of our stockholders is achieved when significant milestones are met, such as the approval of a new product, meeting the predetermined endpoints in our clinical trials, demonstrating progress in our research program and completing financing transactions. The achievement of these types of milestones does not necessarily correspond with annual performance periods.

Performance-based cash compensation has been awarded in some past years primarily to recognize the accomplishment of certain value enhancing milestones such as successful financing transactions, initiation of clinical trials and positive results in clinical trials. The Compensation Committee believes that performance-based compensation should be based on achievement of these types of milestone successes. The Chief Executive Officer reviews the performance of the other named executive officers and has the ability to propose bonus and equity compensation for these individuals to the Compensation Committee.

No performance based bonuses were awarded based on accomplishments during 2011. Although the Compensation Committee and Board appreciated that significant efforts were undertaken during 2011 toward our long-term goals, in accordance with our preference to make awards only on significant milestone events, they preferred to wait until the accomplishment of the significant milestone of FDA approval for the marketing of Korlym. Accordingly, on February 21, 2012, our Board approved cash bonus payments to our named executive officers and all other employees based upon the receipt of that approval.

The bonus amounts approved in February 2012 to our named executive officers were as follows:

Name	Title	Bonus Amount
Joseph K. Belanoff, M.D.	Chief Executive Officer	$481,097
Robert L. Roe, M.D.	President and Secretary	443,369
G. Charles Robb (1)	Chief Financial Officer	77,250
Steven Lo	Vice President of Commercial Operations	159,135
Anne M. LeDoux	Vice President, Controller and Chief Accounting Officer	70,232

(1)	G. Charles Robb received a prorata bonus reflecting the fact that he joined the company in September 2011.

For each named executive officer, the bonus amount was based on his or her relative individual contribution to our success and the breadth of his or her sphere of responsibility, which are enumerated below.

Name	Title	Individual Contribution
Joseph K. Belanoff, M.D.	Chief Executive Officer

Overall leadership and direction of the company’s activities, including development and prosecution of the NDA, marketing strategies and other activities in preparation for commercialization, leading financings and directing research programs for selective GR-II antagonists.

Robert L. Roe, M.D.	President and Secretary

Leadership of all drug evaluation and development activities relating to the successful clinical trial for Korlym for Cushing’s syndrome and the preparations for submission and prosecution of its successful NDA; the initiation of clinical development of CORT 108297 and of preclinical work on other next-generation compounds.

G. Charles Robb	Chief Financial Officer

Development of administrative infrastructure required for the commencement of commercial activities, direction of investor and public relations, development of financing strategies and continued administration of controls over financial reporting.

Name	Title	Individual Contribution

Steven Lo	Vice President of Commercial Operations	Organization and leadership of our commercialization activities, including the development of marketing strategies and commercial infrastructure.

Anne M. LeDoux	Vice President, Controller and Chief Accounting Officer

Development of financial policies and controls required for the commencement of commercial activities, management of financial operations, SEC regulatory filings for financing and periodic reporting, including compliance with Sarbanes-Oxley Section 404.

Long-Term Performance-Based Equity Incentive Program. Our executive officers, along with all of our employees, are eligible to participate in our awarding of stock options under our 2004 Equity Incentive Plan. As discussed above, we believe, with our performance-based approach to compensation, that equity ownership in our company is important to tie the ultimate level of an executive officer’s compensation to the performance of our stock and stockholder gains while creating an incentive for sustained growth. We have, thus far, only used stock options as the long-term performance-based equity incentive vehicle because the Compensation Committee believes that stock options maximize executive officers’ incentive to increase our stock price and maximize stockholder value (i.e. there is no financial gain to an executive officer unless our stock price appreciates).

Equity compensation in the form of incentive or non-qualified stock options is awarded by the Compensation Committee from time to time. The size and the timing of each grant is based on a number of factors, including the executive officer’s salary, such executive officer’s contributions to the achievement of our financial and strategic objectives, the value of the stock option at the time of grant, the possible value of the option if we achieve our objectives and industry practices and norms from the collective knowledge of the Compensation Committee as seasoned executives of, consultants to, board and compensation members of, and venture capitalists with investments in similar companies in the industry. The relative weight given to each of these factors varies among individuals at the Compensation Committee’s discretion. There is no set formula for the granting of stock options to individual executives and employees. Grants also may be made following a significant change in job responsibility or in recognition of a significant achievement.

Stock options granted to our named executive officers under the various equity incentive plans generally have a multi-year vesting schedule in order to provide an incentive for continued employment. These vesting schedules are generally either four or five years depending on the date of the initial option grant. In addition, a portion of the stock option awards granted to Dr. Belanoff in 2009, and to Dr. Roe in 2009 and 2011 are performance-based grants that vested, in their entirety upon the approval by the FDA in February 2012 of the NDA for Korlym. (See footnote 2 to the Summary Compensation table presented below.) Stock option awards generally expire ten years from the date of the grant. This provides a reasonable time frame in which to provide the executive officer with the possibility of price appreciation of our shares. The exercise price of options granted under the stock plans is 100% of the fair market value of the underlying stock on the date of grant.

During 2011, the Board approved the award of a stock option grant of 600,000 shares to G. Charles Robb, upon his joining the company as our Chief Financial Officer. This option award vests over a four year period, with 25% vesting on the first annual anniversary of Mr. Robb’s date of employment and the remainder vesting at the rate of 2.08334% on each monthly anniversary thereafter until fully vested.

Severance and Change in Control Arrangements

We entered into Severance and Change in Control Agreements with each of our named executive officers to encourage continued attention and dedication to duties without distraction arising from the possibility of a change in control of our company and provide the business with a smooth transition in the event of a change in control. The terms of the agreements are identical. For a detailed description of the Severance and Change in Control Agreements, see “Potential Payments Upon Termination or Change in Control – Severance and Change in Control Agreements” below.

These severance and change in control arrangements are designed to retain these executives in these key positions as we compete for talented executives in the marketplace where such protections are commonly offered. These arrangements provide benefits to encourage the executives to continue to provide necessary or desirable service to us during a change in control and to ease the transition of the executives due to an unexpected employment termination by us due to changes in our employment needs.

Other Elements of Compensation and Perquisites

401(k) Plan. We have a Section 401(k) Savings/Retirement Plan, or 401(k) Plan, to cover our eligible employees and any designated affiliate. The 401(k) Plan permits our eligible employees to defer up to 100% of their annual compensation, subject to certain limitations imposed by the Internal Revenue Code. The employees’ elective deferrals are immediately vested and non-forfeitable upon contribution to the 401(k) Plan. We currently make no matching contributions to the 401(k) Plan. Our employees are eligible to participate in the 401(k) Plan, as well as the insurance programs discussed below, on the first day of the month coinciding with or immediately following the first day of employment.

Medical Insurance. We, at our sole cost, provide to each eligible employee (including each named executive officer), and his or her spouse and children such health, dental and optical insurance as we, in our sole discretion, may from time to time make available to our employees. Such insurance programs are part of an overall broad-based total compensation program designed to facilitate our ability to attract and retain employees as we compete for talented individuals in the marketplace where such benefits are commonly offered.

Life and Disability Insurance. We, at our sole cost, provide each eligible employee (including each named executive officer) such disability and/or life insurance as we, in our sole discretion, may from time to time make available to our employees. Such insurance programs are part of an overall broad-based total compensation program designed to facilitate our ability to attract and retain employees as we compete for talented individuals in the marketplace where such benefits are commonly offered.

Policies with Respect to Equity Compensation Awards

We grant all stock option awards based on the fair market value as of the date of grant. We do not have a policy of granting stock option awards at other than the fair market value. The exercise price for each stock option grants is based on the last quoted price per share on the NASDAQ Capital Market on the date of grant. We do not have a policy and do not intend to have a policy or practice to select option grant dates for executive officers in coordination with the release of material non-public information.

We also have an insider trading policy that prohibits our named executive officers and Board members from engaging in short-term or speculative transactions in our stock, including short sales.

Summary Compensation Table

The following table provides compensation information for the years ended December 31, 2011, 2010 and 2009 for each of our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards(1) ($)		All Other Compensation ($)		Total ($)

Joseph K. Belanoff, M.D., Chief Executive Officer	2011	$467,084	—	$3,057,026		—		$3,524,110
	2010	$453,480	$454,000	—		—		$907,480
	2009	$440,272	—	$989,486	(2)	—		$1,429,758

G. Charles Robb, Chief Financial Officer (4)	2011	$100,000	—	$1,380,000		—		$1,480,000

Caroline M. Loewy, Chief Financial Officer (5)	2011	$177,497	—	—		—		$177,497
	2010	$309,000	$93,000	—		—		$402,000
	2009	$300,000	—	—		—		$300,000

Robert L. Roe, M.D., President	2011	$430,455	—	$1,146,384	(3)	—		$1,576,839
	2010	$417,918	$315,000	—		$900	(7)	$733,818
	2009	$405,745	—	$395,794	(2)	$1,800	(7)	$803,339

Steven Lo, Vice President of Commercial Operations (6)	2011	$309,000	—	—		—		$309,000
	2010	$88,636	$25,000	$1,084,000				$1,197,636

Anne LeDoux, Vice President and Controller (Chief Accounting Officer)	2011	$227,287	—	$382,128		—		$609,415
	2010	$220,667	$66,000	—		—		$286,667
	2009	$214,240	—	$113,588		—		$327,828

(1)

Amounts shown do not reflect compensation actually received by the named executive officers or the actual value that may be recognized by the named executive officers with respect to these awards in the future. Instead, the amounts shown represent the grant date fair value of the awards as of the date of grant. The relevant assumptions used to calculate the value of the option awards are set forth in Part IV – Item 15(1) – Financial Statements, Notes to Financial Statements, Note 9 – “Preferred Stock and Stockholders’ Equity – Stock-Based Compensation Related to Employees and Director Options” in our Annual Report on Form 10-K for the year ended December 31, 2011.

(2)

The stock option grants awarded in 2009 to Joseph K. Belanoff, M.D. and Robert L. Roe, M.D., are each comprised of two parts. One-half of the shares of each award (500,000 shares for Dr. Belanoff and 200,000 shares for Dr. Roe) is a service-based award that vests pro rata over a four-year period at the rate of 2.0834% on the monthly anniversary of the date of grant, until fully vested. The remaining one-half of each award (500,000 shares for Dr. Belanoff and 200,000 shares for Dr. Roe) vested in its entirety upon the occurrence of the approval of the NDA for the Company’s first product by the FDA, which occurred in February 2012. The grant date fair value for these performance grants are $535,136 for the 500,000 share performance award to Dr. Belanoff and $214,054 for the 200,000 share performance award to Dr. Roe.

(3)

The stock option grant awarded in 2011 to Robert L. Roe, M.D., is comprised of two parts. One-half of the shares of the award (150,000 shares) is a service-based award that vests pro rata over a four-year period at the rate of 2.0834% on the monthly anniversary of the date of grant, until fully vested. The remaining one-half of the award (150,000 shares) vested in its entirety upon the occurrence of the approval of the NDA for the Company’s first product by the FDA, which occurred in February 2012. The grant date fair value for this performance grant is $573,192 for the 150,000 share performance award to Dr. Roe.

(4)	G. Charles Robb joined us as Chief Financial Officer in September 2011.

(5)

Caroline Loewy resigned her position as Chief Financial Officer in June 2011. She continued to serve us as a consultant from July 1, 2011 through December 31, 2011, for which her compensation consisted of continued monthly vesting of her stock options through that date.

(6)	Steven Lo joined us in September 2010 as Vice President of Commercial Operations.

(7)

The amounts shown for Dr. Roe represent compensation in lieu of contributions to a Health Savings Account, which is a benefit provided to our other employees. Dr. Roe is not eligible to participate in a Health Savings Account by virtue of his having continued health coverage from a former employer.

Grants of Plan-Based Awards During 2011

The following table summarizes the grants of stock and option awards we made to the named executive officers in 2011.

Name	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards				All Other Option Awards: Number of Securities Underlying Options(1) (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(2) ($)
		Threshold (#)	Target (#)		Maximum (#)
Joseph K. Belanoff, M.D.	5/19/11	—	—		—	800,000	$4.42	$3,057,026
G. Charles Robb (4)	9/01/11	—	—		—	600,000	$2.70	$1,380,000
Caroline M. Loewy (5)	—	—	—		—	—	—	—
Robert L. Roe, M.D. (3)	5/19/11	—	150,000	(3)	—	150,000	$4.42	$1,146,384
Steven Lo (5)	—	—	—		—	—	—	—
Anne LeDoux	5/19/11	—	—		—	100,000	$4.42	$382,128

(1)	All options were granted under our 2004 Equity Incentive Plan.

(2)

The value of the option award is based on the fair value as of the grant date of the award multiplied by the number of shares. Refer to Note 9 – “Preferred Stock and Stockholders’ Equity – Stock-Based Compensation Related to Employees and Director Options” included in Part IV – Item 15(1) – Financial Statements, Notes to Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2011 for the relevant assumptions used to determine the valuation of our option awards.

(3)

The stock option grant awarded to Robert L. Roe, M.D., is comprised of two parts. One-half of the shares of the award (150,000 shares) is a service-based award that vests pro rata over a four-year period at the rate of 2.0834% on the monthly anniversary of the date of grant, until fully vested. The remaining one-half of the award (150,000 shares) vested in its entirety upon the occurrence of the approval of the NDA for the Company’s first product by the FDA, which occurred in February 2012. The grant date fair value for this performance grant is $573,192 for the 150,000 share performance award to Dr. Roe.

(4)

The stock option grant awarded to Mr. Robb vests over a four year period with 25% vesting on the first annual anniversary of Mr. Robb’s date of employment and the remainder vesting at the rate of 2.08334% on each monthly anniversary thereafter until fully vested.

(5)	There were no new option grants during 2011 to Ms. Loewy or Mr. Lo.

Outstanding Equity Awards At Fiscal Year-End

The following table summarizes unexercised options that have not vested and related information for each of our named executive officers as of December 31, 2011.

	Option Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date
Joseph K. Belanoff, M.D.	4/16/2007	1,000,000		—		—		$1.50	4/16/2017
	3/26/2009	343,761	(4)	156,239	(4)	500,000	(4)	$1.19	3/26/2019
	5/19/2011	116,670	(3)	683,330	(3)	—		$4.42	5/19/2021

G. Charles Robb	9/01/2011	—		600,000	(1)	—		$2.70	9/01/2021

Caroline M. Loewy	11/28/2008	616,680	(6)	—		—		$1.02	11/28/2018

Robert L. Roe, M.D.	11/23/2003	100,000		—		—		$7.00	11/23/2013
	2/10/2005	100,000		—		—		$4.82	2/10/2015
	3/2/2006	50,000		—		—		$4.95	3/2/2016
	4/16/2007	525,000		—		—		$1.50	4/16/2017
	3/26/2009	137,504	(4)	62,496	(4)	200,000	(4)	$1.19	3/26/2019
	5/19/2011	21,875	(5)	128,125	(5)	150,000	(5)	$4.42	5/19/2021

Steven Lo	9/24/2010	125,000	(2)	275,000	(2)	—		$3.51	9/24/2020

Anne M. LeDoux	4/16/2004	17,500		—		—		$12.00	4/16/2014
	10/6/2004	42,500		—		—		$7.73	10/6/2014
	9/23/2005	15,000		—		—		$5.70	9/23/2015
	4/16/2007	125,000		—		—		$1.50	4/16/2017
	3/26/2009	85,940	(3)	39,060	(3)	—		$1.19	3/26/2019
	5/19/2011	14,583	(3)	85,417	(3)	—		$4.42	5/19/2021

(1)	The option vests at the rate of 25% at the first anniversary of the grant date and, thereafter, at the rate of 2.08334% per month, until fully vested.

(2)	The option vests at the rate of 25% at the first anniversary of the grant date and, thereafter, at the rate of 2.0834% per month, until fully vested.

(3)	The option vests at the rate of 2.0834% per month until fully vested.

(4)

The stock option grants awarded to Joseph K. Belanoff, M.D. and Robert L. Roe, M.D., in 2009 are each comprised of 2 parts. One-half of the shares of each award (500,000 shares for Dr. Belanoff and 200,000 shares for Dr. Roe) is a service-based award that vests prorata over a four-year period at the rate of 2.0834% on the monthly anniversary of the date of grant, until fully vested. The remaining one-half of each award (500,000 shares for Dr. Belanoff and 200,000 shares for Dr. Roe) vested in its entirety in February 2012 upon the occurrence of the approval of the NDA for our first product by the FDA.

(5)

The stock option grant awarded to Robert L. Roe, M.D., in 2011 is comprised of two parts. One-half of the shares of the award (150,000 shares) is a service-based award that vests pro rata over a four-year period at the rate of 2.0834% on the monthly anniversary of the date of grant, until fully vested. The remaining one-half of the award (150,000 shares) vested in its entirety in February 2012 upon the occurrence of the approval of the NDA for our first product by the FDA.

(6)

Ms. Loewy’s option vested at the rate of 25% at the first anniversary of the grant date and, thereafter, at the rate of 2.08334% through December 31, 2011, at which time the unvested portion of the grant (183,320 shares) was cancelled.

To date, no stock awards have been granted to any of our named executive officers.

Option Exercises in 2011

The following table includes certain information with regard to options exercised by our named executive officers during 2011.

Name	Option Exercises
	Number of Shares Acquired (#)	Value Realized on Exercise ($)
Joseph K. Belanoff, M.D.	—	—
G. Charles Robb	—	—
Caroline M. Loewy	—	—
Robert L. Roe, M.D.	175,000	$544,399
Steven Lo	—	—
Anne LeDoux	—	—

Pension Benefits

None of our named executive officers participate in or have account balances in qualified or non-qualified defined benefit plans sponsored by us.

Nonqualified Deferred Compensation

None of our named executives participate in or have account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us.

Potential Payments Upon Termination or Change in Control

Severance and Change in Control Agreements

We have entered into Severance and Change in Control Agreements with each of our named executive officers: Joseph K. Belanoff, M.D., Chief Executive Officer; Robert L. Roe, M.D., President; G. Charles Robb, Chief Financial Officer, Steven Lo, Vice President of Commercial Operations and Anne M. LeDoux, Vice President and Controller (Chief Accounting Officer). The terms of the agreements are identical. Due to Ms. Loewy’s termination of employment, her Severance and Change in Control Agreement is no longer in effect; no amounts were paid to her under this agreement. The agreements provide that, if employment is terminated without cause or for good reason regardless of whether it is in connection with a change in control, the executive will be eligible for 12 months of his or her then current base salary and continued health insurance coverage for such 12-month period. In addition, the agreements provide for the full vesting of all outstanding equity awards in the event the executive employment is terminated without cause or for good reason within 18 months following a change in control. The receipt of any severance will be subject to the executive signing and not revoking a separation agreement and release of claims in a form reasonably acceptable to us within 60 days following executive’s termination of employment. No severance will be paid or provided until the separation agreement and release of claims becomes effective.

The following table reflects compensation payable to each named executive officer under a change in control or various employment termination events. The amounts shown below assume that (i) a change in control of our company occurred on December 31, 2011 or (ii) such named executive officer terminated employment with our company effective as of December 31, 2011, and estimate the value to the named executive officer as a result of each triggering event.

Name	Benefit	Termination Without Cause	Involuntary Termination Other Than for Death, Disability or Cause Within 18 Months of Change in Control

Joseph K. Belanoff, M.D.	Base Salary	$467,084	$467,084
	Accelerated Vesting, of Stock Options(1)	—	$1,463,413	(2)
	Health Benefit	$20,198	$20,198

	Total	$487,282	$1,950,695

G. Charles Robb	Base Salary	$300,000	$300,000
	Accelerated Vesting, of Stock Options(1)	—	$432,000	(2)
	Health Benefit	$2,351	$2,351

	Total	$302,351	$734,351

Robert L. Roe, M.D.	Base Salary	$430,455	$430,455
	Accelerated Vesting, of Stock Options(1)	—	$585,366	(2)
	Health Benefit	$17,341	$17,341

	Total	$447,796	$1,033,162

Steven Lo	Base Salary	$309,000	$309,000
	Accelerated Vesting, of Stock Options(1)	—	$—	(2)
	Health Benefit	$19,457	$19,457

	Total	$328,457	$328,457

Anne M. LeDoux	Base Salary	$227,287	$227,287
	Accelerated Vesting, of Stock Options(1)	—	$87,104	(2)
	Health Benefit	$26,016	$26,016

	Total	$253,303	$340,407

—

(1)	Assumes that the stock options were assumed or substituted by the successor entity to our company or a parent or subsidiary of the successor entity.

(2)

For unvested options held by named executive officers as of December 31, 2011, the value ascribed to the change in control acceleration features under the Severance and Change in Control Agreements is calculated as follows:

a.

For option grants to these individuals where the closing stock price for our company’s common stock on the NASDAQ Capital Market as of December 31, 2011 exceeded the exercise price of the option grant, the value of the acceleration benefit on change in control has been calculated as the difference between these factors multiplied by the number of unvested shares in each of these option awards as of that date.

b.

There is no value ascribed to any unvested shares for any option grants to these individuals where the exercise price of the option grant equaled or exceeded the closing stock price for our company’s common stock on the NASDAQ Capital Market as of December 31, 2011.

Risk Assessment of Compensation Programs

Our Compensation Committee and Board have determined that our compensation policies, plans and practices are appropriately balanced and do not create risks that are reasonably likely to have a material adverse effect on the Company. To make this determination, they reviewed the compensation policies, plans and practices for our executive officers and employees assessing such features as design, payment methodology, relationship to the Company’s performance and length of performance period, and oversight and controls as compared to the compensation practices that they have seen in similar companies in our stage of development. During the review several risk mitigating factors inherent in the Company’s compensation practices were noted, including the Compensation Committee’s and management’s discretion in approving executive and employee compensation and establishing performance goals for short term and long term compensation plans, the balance between fixed and variable pay and the mix of short- and long-term incentives that encourage consistent performance over a sustained period, thus aligning the interests of our executive officers and employees with that of our stockholders.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2011 with respect to the shares of our common stock that may be issued under all of our existing equity compensation plans, including the 2004 Equity Incentive Plan and the 2000 Stock Option Plan.

Plan Category	(a) Number of Securities to Be Issued upon Exercise of Outstanding Options	(b) Weighted Average Exercise Price of Outstanding Options	(c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column(a))(2)
Equity compensation plans approved by stockholders	10,308,408	$2.86	2,250,882	(1)(2)
Equity compensation plans not approved by stockholders	—	—	—

Total	10,308,408	$2.86	2,250,882

—

(1)	Represents shares of common stock remaining available for future issuance under our 2004 Equity Incentive Plan as of December 31, 2011.

(2)

The 2004 Equity Incentive Plan contains an “evergreen” provision that allows for increases on the first business day of each fiscal year beginning January 1, the lesser of an additional (i) 4,000,000 shares of our common stock, (ii) 4% of the outstanding shares of common stock on the immediately preceding December 31 or (iii) an amount determined by the Board. None of our other plans has an “evergreen” provision. On November 14, 2011, the Board authorized an “evergreen” increase in the shares available for grant under the 2004 Plan to be equivalent to 4% of the shares of our common stock outstanding on December 31, 2011, which represented an increase of 3,369,249 shares to the plan on January 1, 2012.

DIRECTOR COMPENSATION

The following table provides compensation information for the one year period ended December 31, 2011, for each member of our Board.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)		All Other Compensation ($)		Total ($)
James N. Wilson (2) (7)	—	— (2)		$951,091	(2)(7)	$951,091
Joseph K. Belanoff, M.D. (3)	—	—		—		—
G. Leonard Baker, Jr. (6)	$15,000	$114,638	(4)	—		$129,638
Joseph C. Cook, Jr. (6)	$15,000	$114,638	(4)	—		$129,638
Patrick G. Enright (6)	$25,000	$114,638	(4)	—		$139,638
James A. Harper (5)	$5,625	—		—		$5,625
David L. Mahoney (6)	$25,000	$114,638	(4)	—		$139,638
Joseph L. Turner (6)	$25,000	$191,064	(4)	—		$216,064

(1)

Amounts shown do not reflect compensation actually received by the directors or the actual value that may be recognized by the directors with respect to these awards in the future. Instead, the amounts shown represent the grant date fair value of the awards. The relevant assumptions used to calculate the value of the option awards are set forth in Part IV – Item 15(1) – Financial Statements, Notes to Financial Statements, Note 9 – “Preferred Stock and Stockholders’ Equity – Stock-Based Compensation Related to Employees and Director Options” in our Annual Report on Form 10-K for the year ended December 31, 2011.

(2)

Mr. Wilson is an employee director. He receives compensation in his role as an employee providing advice and business insight. The entire amount shown as Other Compensation for Mr. Wilson is salary paid in regard to his services as an employee. He receives no additional compensation in his capacity as a director. During 2011, Mr. Wilson received cash compensation in the amount of $186,834 and was granted an option for 200,000 shares with a grant date fair value of $764,257. As of December 31, 2011, Mr. Wilson has an aggregate number of shares represented by option awards outstanding of 850,000 shares.

(3)

Dr. Belanoff is a full time employee and a named executive officer and is compensated in that capacity. He receives no additional compensation in his capacity as a director. See “Outstanding Equity Awards At Fiscal Year-End” table above for the aggregate number of shares represented by option awards outstanding that have been granted to Dr. Belanoff.

(4)

During 2011, Mr. Turner, as chairman of the Audit Committee, was granted an option for 50,000 shares with a grant date fair value of $191,064 and Messrs Baker, Cook, Enright, and Mahoney were each granted an award for 30,000 shares with a grant date fair value of $114,638. All of these awards vest prorata over a one-year period at the rate of 8.3334% on the monthly anniversary of the date of grant, until fully vested.

(5)	The term on the Board for Mr. Harper was completed in May 2011 at the time of our annual meeting.

(6)

As of December 31, 2011, the following are the aggregate number of shares represented by option awards outstanding that have been granted to each of our non-employee directors: Mr. Baker: 150,000; Mr. Cook: 195,000; Mr. Enright: 160,000; Mr. Harper: 150,000; Mr. Mahoney: 260,000 and Mr. Turner: 130,000 shares.

(7)

In addition, on February 17, 2012, the FDA approved our lead product candidate, Korlym™ (mifepristone) 300 mg Tablets, as a once-daily oral medication for treatment of hyperglycemia secondary to hypercortisolism in adult patients with endogenous Cushing’s syndrome who have type 2 diabetes mellitus or glucose intolerance and have failed surgery or are not candidates for surgery. As a result of that approval, our Board approved a bonus to Mr. Wilson in his capacity as an employee in the amount of $192,439. See discussion under the “Executive Summary” and “Executive Compensation – Performance-based Compensation” sections of the Compensation Discussion and Analysis.

Non-employee directors receive a director fee from us for their services as members of the Board in the amount of $15,000 per year. Members of the Audit Committee receive an additional $10,000 per year. New directors receive an initial stock option grant of 70,000 shares of our common stock in connection with their initial election to the Board. The initial director options vest with respect to 25% of the shares on the first anniversary of the date of the grant and, thereafter, at the rate of 2.0834% per month, until fully vested, subject to the director’s continued service. Non-employee directors who are reelected at the Annual Meeting each receive a stock option grant that vests over the one year term as director at the rate of 8.3334% per month from the date of the Annual Meeting until fully vested, subject to the director’s continued service. The chairmen of the Audit Committee and the Compensation Committee may each receive an additional grant of our common stock with a similar one-year vesting provision. The amounts of the annual grants are determined each year.

In May 2011, Joseph L. Turner, the chairman of the Audit Committee received a stock option grant for 50,000 shares of our stock and all other non-employee directors that were reelected in May 2011 received grants of 30,000 shares of our common stock. Directors are reimbursed for certain expenses in connection with attending Board and committee meetings.

We have entered into a Severance and Change in Control Agreement with James N. Wilson, Chairman of the Board. The agreement with Mr. Wilson provides that if his employment or service on the Board terminates involuntarily without cause or good reason within 18 months of a change in control all of his outstanding equity awards shall become fully vested. Mr. Wilson will only receive severance under this agreement if he signs and does not revoke a separation agreement and release of claims in a form reasonably acceptable to our Company within 60 days following termination of employment. No severance will be provided to Mr. Wilson until the separation agreement and release of claims becomes effective.

COMPENSATION COMMITTEE REPORT*

The Compensation Committee of the Board, or Compensation Committee, has furnished this report on executive compensation. None of the members of the Compensation Committee is currently our officer or employee and all are “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act and “outside directors” for purposes of Section 162(m) of the Internal Revenue Code. The Compensation Committee is responsible for designing, recommending to the Board for approval and evaluating our compensation plans, policies and programs and reviewing and approving the compensation of the Chief Executive Officer and other officers and directors.

This report, filed in accordance with Item 407(e)(5) of Regulation S-K, should be read in conjunction with the other information relating to executive compensation which is contained elsewhere in this Proxy Statement and is not repeated here.

  In this context, the Compensation Committee hereby reports as follows:

1. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K contained herein with management; and

2. Based on the review and discussions referred to in paragraph (1) above, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE

G. LEONARD BAKER, JR., CHAIRMAN

JOSEPH C. COOK, JR.

DAVID L. MAHONEY

*  The material in this report is not soliciting material, and is not deemed filed with the SEC.

REPORT OF THE AUDIT COMMITTEE*

Under the guidance of a written charter adopted by the Board, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the Company’s independent registered public accounting firm. Each of the members of the Audit Committee meets the independence requirements of NASDAQ.

Management has primary responsibility for the system of internal controls and the financial reporting process. The independent registered public accounting firm has the responsibility to express an opinion on the financial statements and internal control over financial reporting based on an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB).

In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-K, the Audit Committee:

•

reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2011 with the Company’s management and Ernst & Young LLP, the Company’s independent registered public accounting firm;

•

discussed with Ernst & Young LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380) as adopted by the PCAOB in Rule 3200T;

•

received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the PCAOB regarding Ernst and Young LLP’s communications with the Audit Committee concerning independence and discussed with Ernst & Young LLP their independence;

•	considered and discussed whether the non-audit services, if any, performed by Ernst & Young LLP are compatible with maintaining their independence;

•

reviewed and discussed the reports of management and Ernst & Young LLP on their assessments of the effectiveness of the Company’s internal control over financial reporting as of the end of the most recent fiscal year;

•	reviewed the disclosures regarding the Company’s system of internal controls required to be contained in the Company’s Form 10-K;

•

based on the foregoing reviews and discussions, recommended to the Board that the audited financial statements and management’s report on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2011 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 filed with the Securities and Exchange Commission; and

•	instructed Ernst & Young LLP that the Audit Committee expects to be advised if there are any subjects that require special attention.

The Audit Committee has also recommended, subject to stockholder ratification in Proposal 4 in this Proxy Statement, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

AUDIT COMMITTEE

JOSEPH L. TURNER, CHAIRMAN

PATRICK G. ENRIGHT

DAVID L. MAHONEY

*  The material in this report is not soliciting material, and is not deemed filed with the SEC.

FEES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees

Fees for audit services totaled approximately $651,000 in 2011 and $642,000 in 2010, including fees for professional services provided by Ernst & Young LLP, our independent registered public accounting firm, in connection with the integrated annual audit of our financial statements and internal control over financial reporting in 2011 and 2010, review of our quarterly financial statements included in Quarterly Reports on Forms 10-Q, comfort letters to underwriters in connection with public financing transactions, consultations on matters addressed during the audit, quarterly reviews, or reviews of financing transactions under consideration and services provided in connection with other statutory or regulatory filings, including consents.

Audit-Related Fees, Tax Fees, and All Other Fees

During 2011, we incurred fees for tax advisory services from our independent registered public accounting firm in the amount of approximately $20,000, in connection with our analysis of changes in ownership of our stock under Section 382 of the Internal Revenue Code. During 2010, we incurred fees for tax advisory services from our independent registered public accounting firm in the amount of approximately $19,000, in connection with our applications for grants under the United States Treasury’s Therapeutic Discovery Project Grant program.

Pre-approval of audit-related and non-audit services

Our Audit Committee has adopted a policy and procedures for the pre-approval of audit and permissible non-audit services rendered by our independent registered public accounting firm, Ernst & Young LLP. Under this policy, our Audit Committee must pre-approve all audit and non-audit services performed by the Company’s independent auditor in order to ensure that the provision of such services does not impair the auditor’s independence. The policy permits the engagement of the independent registered public accounting firm for services that are approved by our Audit Committee in defined categories such as audit services, audit-related services and tax services. Pre-approval may be given as part of our Audit Committee’s annual review and approval of the scope and estimated cost of non-audit services that may be provided by the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The Audit Committee has also delegated to the Chair of the Audit Committee the authority to pre-approve audit and non-audit services not prohibited by law to be performed by our independent registered public accounting firm and associated fees, provided that the Chair shall report any decision to pre-approve such audit or non-audit services and fees to the full Audit Committee at its next regular meeting. Our Audit Committee receives periodic reports on the scope of services provided and expected to be provided by the independent registered public accounting firm in the future.

Consistent with this policy, in 2011 and 2010 all audit and non-audit services (including audit-related fees, tax fees and all other fees) performed by our independent registered public accounting firm, Ernst & Young LLP, were pre-approved by the Audit Committee.

PROPOSALS TO BE ACTED UPON AT THE ANNUAL MEETING

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will vote on the election of seven directors, each to serve for a one-year term until the annual meeting of stockholders in 2013 and until their successors are qualified and elected. The independent members of the Board have selected, and the Board has unanimously nominated, G. Leonard Baker, Jr., Joseph K. Belanoff, M.D., Joseph C. Cook, Jr., Patrick G. Enright, David L. Mahoney, Joseph L. Turner and James N. Wilson for election to the Board. The nominees have indicated that they are willing and able to serve as directors. If any of the nominees becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board. The proxies being solicited will be voted for the nominees at the Annual Meeting. Directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present. Stockholders do not have cumulative voting rights in the election of directors.

Recommendation of the Board

The Board of Directors unanimously recommends a vote “FOR” the election of the nominees as listed above.

Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards for the election of the nominees as listed above.

PROPOSAL 2

APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM

ONE HUNDRED FORTY MILLION (140,000,000) TO TWO HUNDRED EIGHTY MILLION (280,000,000) SHARES

On February 3, 2012, our Board approved an amendment to our Amended and Restated Certificate of Incorporation to increase the authorized shares of common stock from one hundred forty million (140,000,000) to two hundred eighty million (280,000,000). The proposed amendment would amend and restate the first sentence of Paragraph A of the Fourth Article of our Amended and Restated Certificate of Incorporation, as follows:

A.

The total number of shares of all classes of stock which the Corporation shall have authority to issue is Two Hundred Ninety Million (290,000,000), consisting of Two Hundred Eighty Million (280,000,000) shares of common stock, par value $0.001 per share (the “Common Stock”), and Ten Million (10,000,000) shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).

We are engaged in the discovery, development and commercialization of drugs for the treatment of severe metabolic and psychiatric disorders. We have funded our operations since inception primarily through public and private sales of our common stock, our preferred stock and cash received from the exercises from common stock options and warrants.

We are currently authorized to issue 140,000,000 shares of common stock. As of April 30, 2012, 88,616,768 shares of common stock were issued and outstanding excluding (i) 15,755,531 shares of common stock reserved for issuance upon the exercise of options and awards currently outstanding or that may be in the future be outstanding under our stock-based compensation plans; and (ii) 9,026,299 shares of common stock issuable upon the exercise of warrants, which leaves only 26,601,402 shares of common stock available for future issuance.

We are currently authorized to issue 10,000,000 shares of preferred stock. As of April 30, 2012, there were no shares of preferred stock outstanding.

Reasons for Amendment

We began commercial sales of our first product, Korlym™ (mifepristone) 300 mg Tablets on April 10, 2012. We have not yet generated significant revenues and will continue to finance our commercial operations and research and development activities through use of our existing cash balances, revenue produced by sales of Korlym and, if necessary, financing activities, including the potential sale of our common stock, and warrants to purchase our common stock. Because we have, as of April 30, 2012, only 26,601,402 shares of common stock available for issuance, our ability to raise funds to support our operations by selling common stock is limited.

Although at present our Board has no plan to issue additional shares of our common stock, it desires to have the shares available to provide additional flexibility to use our common stock for business and financial purposes in the future. The additional shares of common stock may be used for various purposes without further stockholder approval, subject to the rules of the NASDAQ stock market. These purposes may include raising capital to support future operations; providing equity incentives to employees, officers or directors; establishing strategic relationships with other companies; expanding our business or products through acquisitions and/or licensing arrangements; and other purposes. Having such additional authorized common stock available for issuance in the future would allow our Board to issue shares of our common stock without delay and enable us to engage in financing transactions and/or strategic alliances and take advantage of changing market and financial conditions on a more timely basis as determined by our Board.

General Effect of the Amendment

Upon stockholder approval of this Proposal 2, an amendment to the Amended and Restated Certificate of Incorporation, which we refer to as the Amendment, will be filed with the Secretary of State of the State of Delaware and the number of authorized shares of our common stock will be increased from 140,000,000 shares to 280,000,000 shares.

The additional shares of our common stock to be authorized by adoption of the Amendment would have rights identical to our currently outstanding shares of common stock. Adoption of the proposed Amendment and subsequent issuance of the shares of common stock would not affect the rights of the holders of our currently outstanding shares of common stock, except for effects incidental to increasing the number of shares of our common stock. Incidental effects of a subsequent issuance of shares of our common stock (but not of the adoption of the Amendment in and of itself) include potentially diluting the voting power and percentage ownership of existing stockholders. Current holders of shares of our common stock do not have preemptive or similar rights, which means that current stockholders do not have a prior right to purchase any new issue of our capital stock, including shares of our common stock, in order to maintain their proportionate ownership of our company.

If the proposed Amendment is approved, our Board may cause the issuance of additional shares of our common stock without further vote of our stockholders, except as provided under Delaware or other applicable law, our charter or bylaws or under the rules of the NASDAQ stock market. If the Amendment is adopted, it will become effective upon filing of the Amendment with the Secretary of State of the State of Delaware.

The increase in number of authorized shares of our common stock is not being proposed as a means of preventing or dissuading a change in control or takeover of our company; however, use of these shares for such a purpose is possible. Shares of authorized but unissued or unreserved common stock, for example, could be issued in an effort to dilute the stock ownership and voting power of persons seeking to obtain control of us or could be issued to purchasers who would support our Board in opposing a takeover proposal. In addition, the increase in number of authorized shares of our common stock, if approved, may have the effect of discouraging a challenge for control of us or make it less likely that such a challenge, if attempted, would be successful. Our Board and executive officers have no knowledge of any current effort to obtain control of our company or to accumulate large amounts of our common stock.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the approval of the amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from one hundred forty million (140,000,000) to two hundred eighty million (280,000,000) shares.

PROPOSAL 3

ADOPTION OF THE 2012 INCENTIVE AWARD PLAN

Our Board is asking stockholders to approve the proposed 2012 Incentive Award Plan, or the 2012 Plan.

Our Board believes that an equity-based compensation award program is an important incentive tool for our employees, officers, consultants and directors. As a result, our Board adopted on February 3, 2012, subject to stockholder approval, the 2012 Plan would provide a means by which our employees, officers, consultants and directors may be given an opportunity to benefit from the increases in the value of our common stock, and to continue to attract highly qualified personnel as employees, officers, consultants and directors. The 2012 Plan is intended to replace the 2004 Equity Incentive Plan, which we refer to as the 2004 Plan. The 2012 Plan will become effective if it is approved by our stockholders at the Annual Meeting.

In this proxy statement, we refer to any grant from the 2012 Plan as an “Award.” Our named executive officers and members of our Board will be eligible to receive Awards under the 2012 Plan and therefore have an interest in this proposal.

As of April 30, 2012, approximately 57 of our employees, officers, consultants and directors were eligible to participate in the 2004 Plan, of which 5 were executive officers, 5 were non-employee directors, 24 were employees other than executive officers and 23 were consultants. The closing price of our common stock on April 30, 2012 was $3.74.

We believe strongly that the approval of the 2012 Plan is essential to our continued success. Our employees are our most valuable asset. Awards such as those provided under the 2012 Plan are vital to our ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which we must compete. Such Awards also are crucial to our ability to motivate employees to achieve our goals. The Board believes that it is desirable for us, and in our best interests, to adopt the 2012 Plan and recommends that our stockholders vote in favor of the adoption of the 2012 Plan. The 2012 Plan includes the following key features:

•

No Repricing or Replacement of Options or Stock Appreciation Rights. The 2012 Plan prohibits, without stockholder approval: (i) the amendment of options or stock appreciation rights to reduce the exercise price; and (ii) the replacement of an option or stock appreciation right, or SAR, with cash or any other award when the price per share of the option or SAR exceeds the fair market value of the underlying shares.

•

No In-the-Money Option or SAR Grants. The 2012 Plan prohibits the grant of options or SARs with an exercise or base price less than the fair market value of our common stock, generally the closing price of our common stock, on the date of grant.

•

Section 162(m) Qualification. The 2012 Plan is designed to intend to allow Awards made under the 2012 Plan, including incentive bonuses, to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, which we refer to as the Code.

•	Independent Administration. The Compensation Committee of the Board, which consists of only independent directors, will administer the 2012 Plan if it is approved by our stockholders.

Summary of the 2012 Plan

The following paragraphs provide a brief summary of the principal features of the 2012 Plan and its operation. Because the following is a summary, it may not contain all of the information that is important to you. A copy of the entire 2012 Plan has been filed with this proxy statement as Appendix A.

Background and Purpose of the 2012 Plan

The 2012 Plan is intended to promote the success and enhance the value of our company by linking the individual interests of the eligible individuals to those of our stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to our stockholders. The 2012 Plan is further intended to provide flexibility to us in our ability to motivate, attract and retain the services of the eligible individuals upon whose judgment, interest and special effort the successful conduct of our operations is largely dependent.

The 2012 Plan permits the grant of the following types of Awards: nonstatutory stock options, which we refer to as NSOs, incentive stock options, which we refer to as ISOs, restricted stock, restricted stock units, which we refer to as RSUs, performance awards, dividend equivalent rights, deferred stock, stock payments, stock appreciation rights, which we refer to as SARs, other incentive awards or performance share awards.

Shares Subject to the 2012 Plan

Subject to approval of the 2012 Plan by stockholders at the Annual Meeting (we refer to the date of such approval as the Effective Date), the aggregate number of shares which may be issued or transferred pursuant to Awards under the 2012 Plan is equal to (i) the shares available for grant as of the Effective Date under the 2004 Plan and 2000 Equity Incentive Plan, which we refer to, together with the 2004 Plan, as the Prior Plans, and (ii) the shares underlying awards outstanding under the Prior Plans that, on or after the Effective Date, terminate, expire or lapse for any reason without delivery of shares. The aggregate number of shares which may be issued or transferred pursuant to Awards under the 2012 Plan is subject to an annual increase on each January 1, beginning in 2013 and ending in 2022, equal to the lesser of (A) 8,000,000 shares, (B) 4% of the shares outstanding on the last day of the immediately preceding fiscal year and (C) such smaller number of shares as may be determined by the Board. As of April 30, 2012, there are 5,330,131 shares available for grant under the Prior Plans and 10,425,400 shares underlying awards outstanding under the Prior Plans. Subject to the approval of the 2012 Plan, as of the Effective Date, no further awards may be granted under the Prior Plans.

When an Award is granted, the maximum number of Shares that may be issued under the 2012 Plan is reduced by the number of Shares covered by that Award. However, if an Award later expires, is forfeited or is settled for cash, or shares subject to SARs that are not issued in connection with the settlement of the SAR on exercise thereof, such shares will be available for future grants of Awards under the 2012 Plan and added back to the share limit. By contrast, the following shares will not be available for future grants of Awards under the 2012 Plan and will not be added back to the share limit: (i) shares tendered by a participant or withheld by us in payment of the exercise price of a stock option; (ii) shares tendered by a participant or withheld by us to satisfy any tax withholding obligation with respect to an Award and (iii) shares purchased on the open market with the cash proceeds from the exercise of stock options. Any shares subject to restricted stock repurchased by us at the same price paid by the participant will again be available for Awards under the 2012 Plan. Notwithstanding the foregoing, no shares may again be optioned, granted or awarded if such action would cause an incentive stock option to fail to qualify as an incentive stock option under Section 422 of the Code.

Eligibility; Administration

Employees and consultants of our company or any of its affiliates and members of our Board will be eligible to receive Awards under the 2012 Plan. However, options that are intended to qualify as ISOs may only be granted to employees.

The 2012 Plan will be administered by our Compensation Committee, which may delegate its duties and responsibilities to subcommittees of our directors and/or officers, subject to certain limitations that may be imposed under applicable law or regulation, including Section 162(m) of the Code, Section 16 of the Exchange Act and/or stock exchange rules, as applicable. The plan administrator will have the authority to grant and set the terms of all awards under, make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the 2012 Plan, subject to its express terms and conditions. Except as may otherwise be provided in any charter of the Compensation Committee, appointment of Compensation Committee members shall be effective upon acceptance of appointment and Compensation Committee members may resign at any time by delivering written or electronic notice to the Board.

Awards

The 2012 Plan permits the grant of stock options, including ISOs and NSOs, restricted stock, RSUs, performance awards, dividend equivalent rights, deferred stock, stock payments, SARs, other incentive awards or performance share awards. No determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the 2012 Plan. Certain Awards under the 2012 Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Code, which may impose additional requirements on the terms and conditions of such Awards. All Awards will be set forth in award agreements, which will detail all terms and conditions of the Awards, including any applicable vesting and payment terms. Awards other than cash awards will generally be settled in shares of our common stock, but the plan administrator may provide for cash settlement of any Award. A brief description of each Award type follows.

•

Stock Options. Stock options provide for the purchase of shares of our common stock in the future at an exercise price set on the grant date. ISOs, by contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other Code requirements are satisfied. The exercise price of a stock option may not be less than 100% of the fair market value of the underlying share on the date of grant (110% in the case of ISOs granted to certain significant stockholders), except with respect to certain substitute options granted in connection with a corporate transaction. The term of a stock option may not be longer than ten years (or five years in the case of ISOs granted to certain significant stockholders). Vesting conditions determined by the plan administrator may apply to stock options, may include continued service, performance and/or other conditions.

•

Stock Appreciation Rights. SARs entitle their holder, upon exercise, to receive from us an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. The exercise price of an SAR may not be less than 100% of the fair market value of the underlying share on the date of grant (except with respect to certain substitute SARs granted in connection with a corporate transaction) and the term of an SAR may not be longer than ten years. Vesting conditions determined by the plan administrator may apply to SARs, and may include continued service, performance and/or other conditions.

•

Restricted Stock; Deferred Stock; RSUs; Performance Share Awards. Restricted stock is an award of nontransferable shares of our common stock that remain forfeitable unless and until specified conditions are met, and which may be subject to a purchase price. Deferred stock and RSUs are contractual promises to deliver shares of our common stock in the future, which may also remain forfeitable unless and until specified conditions are met. Delivery of the shares underlying these awards may be deferred under the terms of the award or at the election of the participant, if the plan administrator permits such a deferral. Performance share awards are contractual rights to receive a range of shares of our common stock, cash, or a combination of cash and shares, in the future based on the attainment of specified performance goals, in addition to other conditions which may apply to these awards. Conditions applicable to restricted stock, deferred stock, RSUs and performance share awards may be based on continuing service with us or our affiliates, the attainment of performance goals and/or such other conditions as the plan administrator may determine.

•

Stock Payments. Stock payments are awards of fully vested shares of our common stock that may, but need not be, made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive Awards.

•

Dividend Equivalent Rights. Dividend equivalent rights represent the right to receive the equivalent value of dividends paid on shares of our common stock and may be granted alone or in tandem with Awards other than stock options or SARs. Dividend equivalents are credited as of dividend payments dates during the period between the date an award is granted and the date such award vests, is distributed or expires, as determined by the plan administrator.

Performance Awards

All Awards may be granted as performance awards, meaning that any such Award will be subject to vesting and/or payment based on the attainment of specified performance goals. The plan administrator will determine whether performance awards are intended to constitute “qualified performance-based compensation”, which we refer to as QPBC, within the meaning of Section 162(m) of the Code, in which case the applicable performance criteria will be selected from the list below in accordance with the requirements of Section 162(m) of the Code. Section 162(m) of the Code imposes a $1,000,000 cap on the compensation deduction that we may take in respect of compensation paid to our “covered employees” (which should include our chief executive officer and our next three most highly compensated employees other than our chief financial officer), but excludes from the calculation of amounts subject to this limitation any amounts that constitute QPBC. In order to constitute QPBC under Section 162(m) of the Code, in addition to certain other requirements, the relevant amounts must be payable only upon the attainment of pre-established, objective performance goals set by the Compensation Committee during the first ninety days of the relevant performance period and linked to stockholder-approved performance criteria. The 2012 Plan provides that the maximum aggregate number of shares or cash with respect to one or more Awards that may be granted to any one person during any calendar year shall be 5,000,000 shares and $10,000,000 in cash.

For purposes of the 2012 Plan, one or more of the following performance criteria will be used in setting performance goals applicable to QPBC, and may be used in setting performance goals applicable to other performance awards: (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation, (D) amortization and (E) non-cash equity-based compensation expense); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on stockholders’ equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs; (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) price per share; (xx) approval by a regulatory body of an investigational new drug application or for commercialization of a product; (xxi) implementation or completion of critical projects or processes; (xxii) market share; (xxiii) economic value; (xxiv) debt levels or reduction; (xxv) customer retention; (xxvi) sales-related goals; (xxvii) comparisons with other stock market indices; (xxviii) operating efficiency; (xxix) customer satisfaction and/or growth; (xxx) employee satisfaction; (xxxi) clinical, research and development achievements; (xxxii) financing and other capital raising transactions; (xxxiii) recruiting and maintaining personnel;

(xxxiv) year-end cash; (xxxv) completion of a license or other arrangement with respect to intellectual property; (xxxvi) achievement of a milestone under a licensing, royalty, partnering or other similar deal; (xxxvii) completion of royalty and/or partnering deals; (xxxviii) billings; (xxxix) quality measures; and (xl) corporate or individual goals relating to our research, development, clinical, regulatory, operational, marketing or compliance programs, any of which may be measured either in absolute terms for our company or any operating unit of our company or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices. The 2012 Plan also permits the plan administrator to provide for objectively determinable adjustments to the applicable performance criteria in setting performance goals for QPBC awards.

Certain Transactions

The plan administrator has broad discretion to equitably adjust the provisions of the 2012 Plan, as well as the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our common stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with our stockholders known as “equity restructurings,” the plan administrator will make equitable adjustments to the 2012 Plan and outstanding awards. In the event of a Change in Control of our company (as defined in the 2012 Plan), the surviving entity must assume outstanding awards or substitute economically equivalent awards for such outstanding awards; however, if the surviving entity refuses to assume or substitute for outstanding awards, then all Awards will accelerate and vest in full immediately prior to the transaction. Further, in the event an Award is assumed or substituted and the surviving or successor corporation terminates a participant’s employment or service without Cause (as defined in the 2012 Plan) upon or within 12 months following the Change in Control, then such participant shall be fully vested in such assumed or substituted Award. Individual award agreements may provide for additional accelerated vesting and payment provisions.

Prohibition on Repricing

The 2012 Plan prohibits the Compensation Committee from repricing options and SARs without the approval of stockholders, including a repricing accomplished through the cancellation of an option or SAR in exchange for cash or another award when the exercise price of the option or the base measurement price of the SAR exceeds the current fair market value of the common stock subject to such option or SAR.

Non-Transferability of Awards

Except as determined by the plan administrator, no Award shall be assignable or otherwise transferable by the participant except by will or by the laws of descent and distribution. However, Awards may be transferred and exercised in accordance with a Domestic Relations Order (as defined in the 2012 Plan) and may be exercised by a guardian or conservator appointed to act for the participant.

Amendment and Termination

The Board or the Compensation Committee may terminate, amend, or modify the 2012 Plan at any time; however, except to the extent permitted by the 2012 Plan in connection with (i) evergreen increases permitted under the section entitled “Shares Subject to the 2012 Plan” and (ii) certain changes in capital structure, stockholder approval will be obtained for any amendment to increase the number of shares available under the 2012 Plan. In no event may an ISO be granted pursuant to the 2012 Plan on or after February 3, 2022.

Federal Tax Aspects

The following is a general summary under current law of the material federal income tax consequences of the grant and exercise of Awards under the 2012 Plan. This summary deals with general tax principles that apply only to employees who are citizens or residents of the United States and is provided only for general information purposes. The following discussion does not address the tax consequences of Awards that may be subject to and do not comply with the rules and guidance issued pursuant to Section 409A of the Code promulgated under the American Jobs Creation Act of 2012. Section 409A has implications that affect traditional deferred compensation plans, as well as certain equity awards. Accordingly, additional adverse tax consequences could apply to certain equity awards as a result of Section 409A based on the terms of the equity awards or modifications that have been made to the provisions of the equity awards.

The following discussion does not purport to be complete, and does not cover, among other things, state and local tax treatment of participants in the 2012 Plan. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of personal investment circumstances. This summarized tax information is not tax advice and a holder of an award should rely on the advice of his or her legal and tax advisors.

Incentive Stock Options.    No taxable income is reportable when an incentive stock option is granted to a participant or when that option is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an “item of adjustment” for the participant for purposes of the alternative minimum tax. Gain realized on the sale of an incentive stock option is taxable at capital gains rates, unless the participant disposes of the shares within (i) two years after the date of grant of the option or (ii) within one year of the date the shares were transferred to the participant. If the shares of common stock are sold or otherwise disposed of before the end of the one-year or two-year periods specified above, the difference between the option exercise price and the fair market value of the shares on the date of the options’ exercise will be taxed at ordinary income rates. If such a sale or disposition takes place in the year in which the participant exercises the option, the income recognized upon the sale or disposition of the shares will not be considered income for alternative minimum tax purposes. If the participant sells or otherwise disposes the shares before the end of the one-year or two-year periods specified above, the maximum amount that will be included as alternative minimum tax income is the gain, if any, the participant recognizes on the disposition of the shares.

Nonstatutory Stock Options.    No taxable income is reportable when a nonstatutory stock option is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option.

Stock Appreciation Rights.    No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock. A participant who is awarded shares of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions requiring the restricted stock to be nontransferable and subject to a substantial risk of forfeiture. However, the participant may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award, less the purchase price, if any, determined without regard to the restrictions. If the participant does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse, less the purchase price, if any, will be treated as compensation income to the participant and will be taxable in the year the restrictions lapse.

Restricted Stock Units. There are no immediate tax consequences of receiving an award of RSUs under the 2012 Plan. A participant who is awarded RSUs will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the restriction period or, if later, the date on which shares are delivered in respect of the RSUs. If the delivery date of the shares is deferred more than a short period after vesting, employment taxes will be due in the year of vesting.

Dividend Equivalent Awards. Participants who receive dividend equivalent awards will be required to recognize ordinary income equal to the amount distributed to the participant pursuant to the Award.

Performance Share Awards. Participants who receive performance share awards generally will not realize taxable income at the time of the grant of the performance shares. When the Award is paid, whether in cash or common stock, the participant will have ordinary income.

Stock Payment Awards. Participants who receive a stock payment in lieu of a cash payment that would otherwise have been made will be taxed as if the cash payment has been received.

Deferred Stock. A participant receiving deferred stock generally will not have taxable income upon the issuance of the deferred stock. However, when shares underlying the deferred stock are issued to the participant, he or she will realize ordinary income. Employment taxes with respect to these awards will generally be due in the year of vesting.

Performance Awards. The award of a performance or annual incentive award will have no federal income tax consequences for the participant. The payment of the Award is taxable to a participant as ordinary income.

Tax Effect for the Company and Section 162(m) of the Code.    Generally our company will be entitled to a tax deduction in connection with an Award under the 2012 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). In general, under Section 162(m) of the Code, income tax deductions of publicly-held corporations may be limited to the extent total compensation for certain executive officers exceeds $1,000,000 (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any taxable year of the corporation. However, under Section 162(m) of the Code, the deduction limit does not apply to certain “performance-based” compensation. Stock options and SARs will generally satisfy the “performance-based” exception if (a) the awards are made by a qualifying compensation committee, (b) the plan sets the maximum number of shares that can be granted to any person within a specified period and (c) the compensation is based solely on an increase in the stock price after the grant date. The 2012 Plan is intended to permit the plan administrator to grant stock options and SARs which will qualify as “performance-based compensation.” In addition, other performance-based awards under the 2012 Plan may be intended to constitute QPBC, as discussed above.

New Plan Benefits

The amount, if any, of equity compensation to be awarded to officers, directors, employees and consultants is determined from time to time by the Compensation Committee or the Board, as applicable, and is not presently determinable.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the approval of the adoption of the 2012 Incentive Award Plan, as outlined above.

PROPOSAL 4

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the Annual Meeting, the stockholders will be asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make statements if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

Recommendation of the Board

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

OTHER MATTERS

As of the time of preparation of this Proxy Statement, neither the Board nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this Proxy Statement. If any other business should properly come before the meeting, or any adjournment or postponement thereof, the persons named in the proxy will vote on such matters according to their discretion.

STOCKHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING

Our Amended and Restated Bylaws provide that advance notice of a stockholder’s proposal to be brought before the 2013 Annual Meeting of Stockholders must be delivered to the Secretary of our company at our principal executive offices not earlier than December 22, 2012 (one hundred fifty (150) days), and not later than January 21, 2013 (one hundred twenty (120) days), prior to the anniversary of the mailing date of the proxy materials for the previous year’s annual meeting. Our Amended and Restated Bylaws also provide that in the event that the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the anniversary date of the preceding year’s annual meeting, this advance notice must be received not later than the close of business on the later of (i) the 150th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. In the event that the number of directors to be elected to the Board is increased and we do not make a public announcement naming all of the nominees for director or specifying the size of the increased Board by April 19, 2013, which is 55 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by our Amended and Restated Bylaws shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of our company at our principal executive offices not later than the close of business on the 10th day following the day on which such public announcement is first made by us.

Each stockholder’s notice must contain the following information as to each matter the stockholder proposes to bring before the annual meeting: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and appropriate biographical information and a statement as to the qualification of the nominee; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on our books, and of such beneficial owner, (ii) the number of shares of our common stock which are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of our voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of our voting shares to elect such nominee or nominees. A copy of the full text of the provisions of our Amended and Restated Bylaws dealing with stockholder nominations and proposals is available to stockholders from our Secretary upon written request.

In addition, pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals for inclusion in the proxy statement of the Board of Directors for the 2013 Annual Meeting of Stockholders must be received by us at 149 Commonwealth Drive, Menlo Park, California 94025, on or before January 21, 2013. If we are not notified by January 21, 2013 of a proposal to be brought before the 2013 Annual Meeting by a stockholder, then proxies held by management provide the discretion to vote against such proposal even though it is not discussed in the proxy statement for such meeting.

AVAILABLE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, file reports, proxy statements and other information with the U.S. Securities and Exchange Commission. Reports, proxy statements and other information filed by us may be inspected without charge and copies obtained upon payment of prescribed fees from the Public Reference Section of the U.S. Securities and Exchange Commission at 100 F Street, NE, Washington, D.C. 20549, or by way of the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

We will provide without charge to each person to whom a copy of the proxy statement is delivered, upon the written or oral request of any such persons, additional copies of our Annual Report on Form 10-K for the year ended December 31, 2011 or the 2012 proxy materials. Requests for such copies should made by written request to Corcept Therapeutics Incorporated, 149 Commonwealth Drive, Menlo Park, California 94025, Attention: Secretary, or by oral request by calling (650) 327-3270.

By Order of the Board of Directors,
/s/ Robert L. Roe, M.D.
Robert L. Roe, M.D. President and Secretary

Menlo Park, California

May 21, 2012

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE YOUR SHARES BY INTERNET, BY TELEPHONE, OR YOU CAN COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

APPENDIX A

CORCEPT THERAPEUTICS INCORPORATED 2012 INCENTIVE AWARD PLAN

ARTICLE 1.

PURPOSE

The purpose of the Corcept Therapeutics Incorporated 2012 Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of Corcept Therapeutics Incorporated (the “Company”) by linking the individual interests of the members of the Board, Employees and Consultants to those of the Company’s stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to the Company’s stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 12 hereof. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 12.6 hereof, or which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.2 “Affiliate” shall mean any Parent or Subsidiary.

2.3 “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.4 “Award” shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Dividend Equivalent award, a Deferred Stock award, a Stock Payment award, an award of Stock Appreciation Rights, an Other Incentive Award or a Performance Share Award, which may be awarded or granted under the Plan.

2.5 “Award Agreement” shall mean any written notice, agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

2.6 “Board” shall mean the Board of Directors of the Company.

2.7 “Cause” shall mean, with respect to any Participant, “Cause” as defined in such Participant’s employment agreement with the Company if such an agreement exists and contains a definition of Cause or, if no such agreement exists or such agreement does not contain a definition of Cause, then Cause shall mean employment-related dishonesty, fraud, misconduct or disclosure or misuse of confidential information, or other employment-related conduct that is likely to cause significant injury to the Company, an Affiliate, or any of their respective employees, officers or directors (including, without limitation, commission of a felony or similar offense), in each case as determined by the Administrator. “Cause” shall not require that a civil judgment or criminal conviction have been entered against or guilty plea shall have been made by the Participant regarding any of the matters referred to in the previous sentence. Accordingly, the Administrator shall be entitled to determine “Cause” based on the Administrator’s good faith belief. If the Participant is criminally charged with a felony or similar offense, that shall be a sufficient, but not a necessary, basis for such belief.

2.8 “Change in Control” shall mean the occurrence of any of the following events:

(a) The liquidation, dissolution or winding up of the Company; or

(b) Any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization in which the Company’s stockholders immediately prior to such transaction do not hold more than fifty percent (50%) of the voting power of the surviving or acquiring entity (or its parent) immediately following such transaction (taking into account only voting power resulting from stock held by such stockholders prior to such transaction); or

(c) Any transaction or series of related transactions to which the Company is a party in which in excess of fifty percent (50%) of the Company’s voting power outstanding before such transaction is transferred; or

(d) A sale, conveyance or other disposition of all or substantially all of the assets of the Company (including without limitation a license of all or substantially all of the Company’s intellectual property that is either exclusive or otherwise structured in a manner that constitutes a license of all or substantially all of the assets of the Company);

provided, however, that a Change in Control shall not include (i) a merger or consolidation with a wholly-owned subsidiary of the Company, (ii) a merger effected exclusively for the purpose of changing the domicile of the Company or (iii) any transaction or series of related transactions principally for bona fide equity financing purposes. Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5). Consistent with the terms of this Section 2.8, the Administrator shall have full and final authority to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto.

2.9 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder, whether issued prior or subsequent to the grant of any Award.

2.10 “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board described in Article 12 hereof.

2.11 “Common Stock” shall mean the common stock of the Company, par value $0.001 per share.

2.12 “Company” shall mean Corcept Therapeutics Incorporated, a Delaware corporation.

2.13 “Consultant” shall mean any consultant or adviser engaged to provide services to the Company or any Affiliate that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement or any successor Form thereto.

2.14 “Covered Employee” shall mean any Employee who is, or could become, a “covered employee” within the meaning of Section 162(m) of the Code.

2.15 “Deferred Stock” shall mean a right to receive Shares awarded under Section 9.4 hereof.

2.16 “Director” shall mean a member of the Board, as constituted from time to time.

2.17 “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 9.2 hereof.

2.18 “DRO” shall mean a “domestic relations order” as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.19 “Effective Date” shall mean the date of the 2012 annual meeting of the Company’s stockholders, subject to approval of the Plan by the Company’s stockholders.

2.20 “Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Administrator.

2.21 “Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code) of the Company or any Affiliate.

2.22 “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding stock-based Awards.

2.23 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.24 “Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:

(a) If the Common Stock is (i) listed on any established securities exchange (such as the New York Stock Exchange and any of the NASDAQ stock markets), (ii) listed on any national market system or (iii) listed, quoted or traded on any automated quotation system, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

2.25 “Greater Than 10% Stockholder” shall mean an individual then-owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any “parent corporation” or “subsidiary corporation” (as defined in Sections 424(e) and 424(f) of the Code, respectively).

2.26 “Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.27 “Individual Award Limit” shall mean the cash and share limits applicable to Awards granted under the Plan, as set forth in Section 3.3 hereof.

2.28 “Non-Employee Director” shall mean a Director of the Company who is not an Employee.

2.29 “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of the Code.

2.30 “Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 6 hereof. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

2.31 “Other Incentive Award” shall mean an Award denominated in, linked to or derived from Shares or value metrics related to Shares, granted pursuant to Section 9.7 hereof.

2.32 “Parent” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities ending with the Company if each of the entities other than the Company beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.33 “Participant” shall mean a person who has been granted an Award.

2.34 “Performance Award” shall mean an Award that is granted under Section 9.1 hereof.

2.35 “Performance-Based Compensation” shall mean any compensation that is intended to qualify as “performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.36 “Performance Criteria” shall mean the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(a) The Performance Criteria that shall be used to establish Performance Goals are limited to the following: (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation, (D) amortization and (E) non-cash equity-based compensation expense); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on stockholders’ equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs; (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per Share; (xix) price per Share; (xx) approval by a regulatory body of an investigational new drug application or for commercialization of a product; (xxi) implementation or completion of critical projects or processes; (xxii) market share; (xxiii) economic value; (xxiv) debt levels or reduction; (xxv) customer retention; (xxvi) sales-related goals; (xxvii) comparisons with other stock market indices; (xxviii) operating efficiency; (xxix) customer satisfaction and/or growth; (xxx) employee satisfaction; (xxxi) clinical, research and development achievements; (xxxii) financing and other capital raising transactions; (xxxiii) recruiting and maintaining personnel; (xxxiv) year-end cash; (xxxv) completion of a license or other arrangement with respect to intellectual property; (xxxvi) achievement of a milestone under a licensing, royalty, partnering or other similar deal; (xxxvii) completion of royalty and/or partnering deals; (xxxviii) billings; (xxxix) quality measures; and (xl) corporate or individual goals relating to the Company’s research, development, clinical, regulatory, operational, marketing or compliance programs, any of which may be measured either in absolute terms for the Company or any operating unit of the Company or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

(b) The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include, but are not limited to, one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal or sale of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xix) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions. For all Awards intended to qualify as Performance-Based Compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

2.37 “Performance Goals” shall mean, with respect to a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of an Affiliate, a division or business unit, or one or more individuals. The achievement of each Performance Goal shall be determined in accordance with Applicable Accounting Standards, to the extent applicable.

2.38 “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Award.

2.39 “Performance Share Award” shall mean a contractual right awarded under Section 9.6 hereof to receive a number of Shares based on the attainment of specified Performance Goals or other criteria determined by the Administrator.

2.40 “Permitted Transferee” shall mean, with respect to a Participant, any “family member” of the Participant, as defined under the instructions to use of the Form S-8 Registration Statement under the Securities Act, or any other transferee specifically approved by the Administrator after taking into account any state, federal, local or foreign tax and securities laws applicable to transferable Awards.

2.41 “Plan” shall mean this Corcept Therapeutics Incorporated 2012 Incentive Award Plan, as it may be amended from time to time.

2.42 “Prior Plans” shall mean the 2004 Equity Incentive Plan of Corcept Therapeutics Incorporated (Amended and Restated on March 26, 2009), as may be amended from time to time, and the 2000 Stock Option Plan of Corcept Therapeutics Incorporated, as may be amended from time to time.

2.43 “Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

2.44 “Restricted Stock” shall mean an award of Shares made under Article 8 hereof that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.45 “Restricted Stock Unit” shall mean a contractual right awarded under Section 9.5 hereof to receive in the future a Share or the Fair Market Value of a Share in cash.

2.46 “Securities Act” shall mean the Securities Act of 1933, as amended.

2.47 “Share Limit” shall have the meaning provided in Section 3.1(a) hereof.

2.48 “Shares” shall mean shares of Common Stock.

2.49 “Stock Appreciation Right” shall mean a stock appreciation right granted under Article 10 hereof.

2.50 “Stock Payment” shall mean a payment in the form of Shares awarded under Section 9.3 hereof.

2.51 “Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.52 “Substitute Award” shall mean an Award granted under the Plan in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, in any case, upon the assumption of, or in substitution for, an outstanding equity award previously granted by a company or other entity; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.53 “Termination of Service” shall mean:

(a) As to a Consultant, the time when the engagement of a Participant as a Consultant to the Company and its Affiliates is terminated for any reason, with or without Cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment and/or service as an Employee and/or Director with the Company or any Affiliate.

(b) As to a Non-Employee Director, the time when a Participant who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Participant simultaneously commences or remains in employment or service as an Employee and/or Consultant with the Company or any Affiliate.

(c) As to an Employee, the time when the employee-employer relationship between a Participant and the Company and its Affiliates is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement, but excluding terminations where the Participant simultaneously commences or remains in service with the Company or any Affiliate as a Consultant and/or Director.

The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to Terminations of Service, including without limitation, whether a Termination of Service has occurred, whether any Termination of Service resulted from a discharge for Cause and whether any particular leave of absence constitutes a Termination of Service. For purposes of the Plan, a Participant’s employee-employer relationship or consultancy relationship shall be deemed to be terminated in the event that the Affiliate employing or contracting with such Participant ceases to remain an Affiliate following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to Sections 3.1(b), 13.1 and 13.2 hereof, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan shall be equal to the sum of (i) any Shares which, as of Effective Date, are (A) available for issuance under the Prior Plans and (B) underlying awards outstanding under the Prior Plans that, on or after the Effective Date, terminate, expire or lapse for any reason without the delivery of Shares to the holder thereof, and (ii) an annual increase on the first day of each year beginning in 2013 and ending in 2022 equal to the lesser of (A) eight million (8,000,000) Shares, (B) four percent (4%) of the Shares outstanding on the last day of the immediately preceding fiscal year and (C) such smaller number of Shares as may be determined by the Board (the “Share Limit”), all of which may be issued as Incentive Stock Options, provided, however, that notwithstanding the foregoing, Shares added to the Share Limit pursuant to Section 3.1(a)(ii) shall be available for issuance as Incentive Stock Options only to the extent that making such Shares available for issuance as Incentive Stock Options would not cause any Incentive Stock Option to cease to qualify as such. Notwithstanding the foregoing, to the extent permitted under applicable law and applicable stock exchange rules, Awards that provide for the delivery of Shares subsequent to the applicable grant date may be granted in excess of the Share Limit if such Awards provide for the forfeiture or cash settlement of such Awards to the extent that insufficient Shares remain under the Share Limit at the time that Shares would otherwise be issued in respect of such Award. As of the Effective Date, no further awards may be granted under the Prior Plans; however, any awards under the Prior Plans that are outstanding as of the Effective Date shall continue to be subject to the terms and conditions of the Prior Plans.

(b) The following Shares shall be available for future grants of Awards under the Plan and shall be added back to the Share Limit in the same number of Shares as were debited from the Share Limit in respect of the grant of such Award (as may be adjusted in accordance with Section 13.2 hereof): (i) Shares subject to an Award that is forfeited, expires or is settled for cash (in whole or in part, provided that only that portion of Shares related to the cash settlement shall be added back to the Share Limit), to the extent of such forfeiture, expiration or cash settlement; and (ii) Shares subject to Stock Appreciation Rights that are not issued in connection with the settlement of the Stock Appreciation Rights on exercise thereof. Notwithstanding anything to the contrary contained herein, the following Shares shall not be available for future grants of Awards under the Plan and shall not be added back to the Share Limit: (i) Shares tendered by a Participant or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award and (iii) Shares purchased on the open market with the cash proceeds from the exercise of Options. Any Shares repurchased by the Company under Section 8.4 hereof at the same price paid by the Participant so that such Shares are returned to the Company will again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(c) Substitute Awards shall not reduce the Shares authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any Affiliate, or with which the Company or any Affiliate combines, has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan in the Board’s discretion at the time of such acquisition or combination, as applicable, and shall not reduce the Shares authorized for grant under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.

3.2 Stock Distributed. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

3.3 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Section 13.2 hereof, the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any calendar year (measured from the date of any grant) shall be five million (5,000,000) and the maximum aggregate amount of cash that may be paid in cash during any calendar year (measured from the date of any payment) with respect to one or more Awards payable in cash shall be ten million dollars ($10,000,000) (together, the “Individual Award Limits”).

ARTICLE 4.

GRANTING OF AWARDS

4.1 Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom one or more Awards shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan.

4.2 Award Agreement. Each Award shall be evidenced by an Award Agreement stating the terms and conditions applicable to such Award, consistent with the requirements of the Plan and any applicable Program.

4.3 Limitations Applicable to Section 16 Persons. Notwithstanding anything contained herein to the contrary, with respect to any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, the Plan, any applicable Program and the applicable Award Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule, and such additional limitations shall be deemed to be incorporated by reference into such Award to the extent permitted by applicable law.

4.4 At-Will Service. Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Participant any right to continue as an Employee, Director or Consultant of the Company or any Affiliate, or shall interfere with or restrict in any way the rights of the Company or any Affiliate, which rights are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of any Participant’s employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Participant and the Company or any Affiliate.

4.5 Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Affiliates operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Affiliates shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (and any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the Share Limit or Individual Award Limits contained in Sections 3.1 and 3.3 hereof, respectively; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Code, the Exchange Act, the Securities Act, the rules of the securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law.

4.6 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

ARTICLE 5.

PROVISIONS APPLICABLE TO AWARDS INTENDED TO QUALIFY AS PERFORMANCE-BASED COMPENSATION

5.1 Purpose. The Committee, in its sole discretion, may determine whether any Award is intended to qualify as Performance-Based Compensation. If the Committee, in its sole discretion, decides to grant an Award to an Eligible Individual that is intended to qualify as Performance-Based Compensation, then the provisions of this Article 5 shall control over any contrary provision contained in the Plan. The Administrator may in its sole discretion grant Awards to Eligible Individuals that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 5 and that are not intended to qualify as Performance-Based Compensation. Unless otherwise specified by the Committee at the time of grant, the Performance Criteria with respect to an Award intended to be Performance-Based Compensation payable to a Covered Employee shall be determined on the basis of Applicable Accounting Standards.

5.2 Applicability. The grant of an Award to an Eligible Individual for a particular Performance Period shall not require the grant of an Award to such Eligible Individual in any subsequent Performance Period and the grant of an Award to any one Eligible Individual shall not require the grant of an Award to any other Eligible Individual in such period or in any other period.

5.3 Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, with respect to any Award which is intended to qualify as Performance-Based Compensation, no later than ninety (90) days following the commencement of any Performance Period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Eligible Individuals, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals and amounts of such Awards, as applicable, which may be earned for such Performance Period based on the Performance Goals, and (d) specify the relationship between the Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned under such Awards, unless otherwise provided in an applicable Program or Award Agreement, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant, including the assessment of individual or corporate performance for the Performance Period.

5.4 Payment of Performance-Based Awards. Unless otherwise provided in the applicable Program or Award Agreement (and only to the extent otherwise permitted by Section 162(m)(4)(C) of the Code), the holder of an Award that is intended to qualify as Performance-Based Compensation must be employed by the Company or an Affiliate throughout the applicable Performance Period. Unless otherwise provided in the applicable Performance Goals, Program or Award Agreement, a Participant shall be eligible to receive payment pursuant to such Awards for a Performance Period only if and to the extent the Performance Goals for such applicable Performance Period are achieved.

5.5 Additional Limitations. Notwithstanding any other provision of the Plan and except as otherwise determined by the Administrator, any Award which is granted to an Eligible Individual and is intended to qualify as Performance-Based Compensation shall be subject to any additional limitations imposed under Section 162(m) of the Code that are requirements for qualification as Performance-Based Compensation, and the Plan, the Program and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 6.

GRANTING OF OPTIONS

6.1 Granting of Options to Eligible Individuals. The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine which shall not be inconsistent with the Plan.

6.2 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any “parent corporation” or “subsidiary corporation” of the Company (as defined in Sections 424(e) and 424(f) of the Code, respectively). No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Participant, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan and all other plans of the Company and any Affiliate corporation thereof exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the Fair Market Value of stock shall be determined as of the time the respective options were granted. In addition, to the extent that any Options otherwise fail to qualify as Incentive Stock Options, such Options shall be treated as Nonqualified Stock Options.

6.3 Option Exercise Price. Except as described in Section 6.6 hereof, the exercise price per Share subject to each Option shall be set by the Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

6.4 Option Term. The term of each Option shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the

Participant has the right to exercise the vested Options, which time period may not extend beyond the stated term of the Option. Except as limited by the requirements of Section 409A or Section 422 of the Code, the Administrator may extend the term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Participant, and, subject to Section 13.1 hereof, may amend any other term or condition of such Option relating to such a Termination of Service.

6.5 Option Vesting.

(a) The terms and conditions pursuant to which an Option vests in the Participant and becomes exercisable shall be determined by the Administrator and set forth in the applicable Award Agreement. Such vesting may be based on service with the Company or any Affiliate, any of the Performance Criteria, or any other criteria selected by the Administrator. At any time after the grant of an Option, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the vesting of the Option, including following a Termination of Service; provided, that in no event shall an Option become exercisable following its expiration, termination or forfeiture.

(b) No portion of an Option which is unexercisable at a Participant’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in an applicable Program, the applicable Award Agreement or by action of the Administrator following the grant of the Option.

6.6 Substitute Awards. Notwithstanding the foregoing provisions of this Article 6 to the contrary, in the case of an Option that is a Substitute Award, the price per Share of the Shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, however, that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Sections 424 and 409A of the Code.

6.7 Substitution of Stock Appreciation Rights. The Administrator may, in its sole discretion, substitute an Award of Stock Appreciation Rights for an outstanding Option at any time prior to or upon exercise of such Option; provided, however, that such Stock Appreciation Rights shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable, and shall also have the same exercise price and remaining term as the substituted Option.

ARTICLE 7.

EXERCISE OF OPTIONS

7.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of Shares.

7.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Participant or other person then entitled to exercise the Option or such portion of the Option;

(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act, the Exchange Act, any other federal, state or foreign securities laws or regulations, the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law. The Administrator may, in its sole discretion, also take such additional actions as it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option shall be exercised pursuant to Section 11.3 hereof by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option, as determined in the sole discretion of the Administrator; and

(d) Full payment of the exercise price and applicable withholding taxes to the stock administrator of the Company for the Shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by the Administrator in accordance with Sections 11.1 and 11.2 hereof.

7.3 Notification Regarding Disposition. The Participant shall give the Company prompt written or electronic notice of any disposition of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two (2) years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Participant, or (b) one (1) year after the transfer of such Shares to such Participant.

ARTICLE 8.

RESTRICTED STOCK

8.1 Award of Restricted Stock.

(a) The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions, applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

(b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value of the Shares to be purchased, unless otherwise permitted by applicable law. In all cases, legal consideration shall be required for each issuance of Restricted Stock to the extent required by applicable law.

8.2 Rights as Stockholders. Subject to Section 8.4 hereof, upon issuance of Restricted Stock, the Participant shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in an applicable Program or in the applicable Award Agreement, including the right to receive dividends and other distributions paid or made with respect to the shares; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the shares shall be subject to the restrictions set forth in Section 8.3 hereof.

8.3 Restrictions. All shares of Restricted Stock (including any shares received by Participants thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of an applicable Program or the applicable Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Participant’s duration of employment, directorship or consultancy with the Company, the Performance Criteria, Company or Affiliate performance, individual performance or other criteria selected by the Administrator. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

8.4 Repurchase or Forfeiture of Restricted Stock. If no price was paid by the Participant for the Restricted Stock, upon a Termination of Service, the Participant’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration. If a price was paid by the Participant for the Restricted Stock, upon a Termination of Service, the Company shall have the right to repurchase from the Participant the unvested Restricted Stock then-subject to restrictions at a cash price per share equal to the price paid by the Participant for such Restricted Stock or such other amount as may be specified in an applicable Program or the applicable Award Agreement. The Administrator in its sole discretion may provide that, upon certain events, including without limitation a Change in Control, the Participant’s death, retirement or disability, any other specified Termination of Service or any other event, the Participant’s rights in unvested Restricted Stock shall not lapse, such Restricted Stock shall vest and cease to be forfeitable and, if applicable, the Company shall cease to have a right of repurchase.

8.5 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing shares of Restricted Stock must include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, in it sole discretion, retain physical possession of any stock certificate until such time as all applicable restrictions lapse.

8.6 Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, the Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

ARTICLE 9.

PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, STOCK PAYMENTS, DEFERRED STOCK, RESTRICTED STOCK UNITS, PERFORMANCE SHARE AWARDS, OTHER INCENTIVE AWARDS

9.1 Performance Awards.

(a) The Administrator is authorized to grant Performance Awards to any Eligible Individual and to determine whether such Performance Awards shall be Performance-Based Compensation. The value of Performance Awards may be linked to any one or more of the Performance Criteria or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Performance Awards may be paid in cash, Shares or a combination of both, as determined by the Administrator.

(b) Without limiting Section 9.1(a) hereof, the Administrator may grant Performance Awards to any Eligible Individual in the form of a cash bonus payable upon the attainment of objective Performance Goals, or such other criteria, whether or not objective, which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such bonuses paid to a Participant which are intended to be Performance-Based Compensation shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Article 5 hereof.

9.2 Dividend Equivalents.

(a) Subject to Section 9.2(b) hereof, Dividend Equivalents may be granted by the Administrator, either alone or in tandem with another Award, based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date the Dividend Equivalents are granted to a Participant and the date such Dividend Equivalents terminate or expire, as determined by the Administrator. Such Dividend

Equivalents shall be converted to cash or additional Shares by such formula, at such time and subject to such limitations as may be determined by the Administrator. In addition, the Administrator may provide that Dividend Equivalents with respect to Shares covered by an Award shall only be paid out to the Participant at the same time or times and to the same extent that the vesting conditions, if any, are subsequently satisfied and the Award vests with respect to such Shares.

(b) Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights, unless otherwise determined by the Administrator.

9.3 Stock Payments. The Administrator is authorized to make one or more Stock Payments to any Eligible Individual. The number or value of Shares of any Stock Payment shall be determined by the Administrator and may be based upon one or more Performance Criteria or any other specific criteria, including service to the Company or any Affiliate, determined by the Administrator. Stock Payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual.

9.4 Deferred Stock. The Administrator is authorized to grant Deferred Stock to any Eligible Individual. The number of shares of Deferred Stock shall be determined by the Administrator and may be based on one or more Performance Criteria or other specific criteria, including service to the Company or any Affiliate, as the Administrator determines, in each case on a specified date or dates or over any period or periods determined by the Administrator, subject to compliance with Section 409A of the Code or an exemption therefrom. Shares underlying a Deferred Stock Award which is subject to a vesting schedule or other conditions or criteria set by the Administrator will not be issued until such vesting requirements or other conditions or criteria, as applicable, have been satisfied. Unless otherwise provided by the Administrator, a holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Shares underlying the Award have been issued to the Participant.

9.5 Restricted Stock Units. The Administrator is authorized to grant Restricted Stock Units to any Eligible Individual. The number and terms and conditions of Restricted Stock Units shall be determined by the Administrator. The Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including conditions based on one or more Performance Criteria or other specific criteria, including service to the Company or any Affiliate, in each case, on a specified date or dates or over any period or periods, as determined by the Administrator. The Administrator shall specify, or permit the Participant to elect, the conditions and dates upon which the Shares underlying the Restricted Stock Units shall be issued, which dates shall not be earlier than the date as of which the Restricted Stock Units vest and become nonforfeitable and which conditions and dates shall be set in accordance with the applicable provisions of Section 409A of the Code or an exemption therefrom. On the distribution dates, the Company shall issue to the Participant one unrestricted, fully transferable Share (or the Fair Market Value of one such Share in cash) for each vested and nonforfeitable Restricted Stock Unit.

9.6 Performance Share Awards. Any Eligible Individual selected by the Administrator may be granted one or more Performance Share Awards which shall be denominated in a number of Shares and the vesting of which may be linked to any one or more of the Performance Criteria, other specific performance criteria (in each case on a specified date or dates or over any period or periods determined by the Administrator) and/or time-vesting or other criteria, as determined by the Administrator.

9.7 Other Incentive Awards. The Administrator is authorized to grant Other Incentive Awards to any Eligible Individual, which Awards may cover Shares or the right to purchase Shares or have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in or based on, Shares, shareholder value or shareholder return, in each case, on a specified date or dates or over any period or periods determined by the Administrator. Other Incentive Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Administrator.

9.8 Other Terms and Conditions. All applicable terms and conditions of each Award described in this Article 9, including without limitation, as applicable, the term, vesting conditions and exercise/purchase price applicable to the Award, shall be set by the Administrator in its sole discretion, provided, however, that the value of the consideration paid by a Participant for an Award shall not be less than the par value of a Share, unless otherwise permitted by applicable law.

9.9 Exercise upon Termination of Service. Awards described in this Article 9 are exercisable or distributable, as applicable, only while the Participant is an Employee, Director or Consultant, as applicable. The Administrator, however, in its sole discretion, may provide that such an Award may be exercised or distributed subsequent to a Termination of Service as provided under an applicable Program, Award Agreement, payment deferral election and/or upon certain events, including, without limitation, a Change in Control, the Participant’s death, retirement or disability or any other specified Termination of Service.

ARTICLE 10.

STOCK APPRECIATION RIGHTS

10.1 Grant of Stock Appreciation Rights.

(a) The Administrator is authorized to grant Awards of Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine consistent with the Plan.

(b) Each Award of Stock Appreciation Rights shall entitle the Participant (or other person entitled to exercise the Award of Stock Appreciation Rights pursuant to the Plan) to exercise all or a specified portion of the Award of Stock Appreciation Rights (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per Share of the Stock Appreciation Rights from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Stock Appreciation Rights that shall have been exercised, subject to any limitations the Administrator may impose. Except as described in Section 10.1(c) hereof, the exercise price per Share subject to each Award of Stock Appreciation Rights shall be set by the Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value on the date the Stock Appreciation Rights are granted.

(c) Notwithstanding the provisions of Section 10.1(b) hereof to the contrary, in the case of an Award of Stock Appreciation Rights that is a Substitute Award, the price per Share of the Shares subject to such Stock Appreciation Rights may be less than the Fair Market Value per Share on the date of grant; provided, however, that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Sections 424 and 409A of the Code.

10.2 Stock Appreciation Right Vesting.

(a) The Administrator shall determine the period during which a Participant shall vest in an Award of Stock Appreciation Rights and have the right to exercise such Stock Appreciation Rights (subject to Section 10.4 hereof) in whole or in part. Such vesting may be based on service with the Company or any Affiliate, any of the Performance Criteria or any other criteria selected by the Administrator. At any time after grant of an Award of Stock Appreciation Rights, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which the Stock Appreciation Rights vests

(b) No portion of an Award of Stock Appreciation Rights which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in an applicable Program or Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Rights, including following a Termination of Service; provided, that in no event shall an Award of Stock Appreciation Rights become exercisable following its expiration, termination or forfeiture.

10.3 Manner of Exercise. All or a portion of an Award of exercisable Stock Appreciation Rights shall be deemed exercised upon delivery of all of the following to the stock administrator of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Rights, or a portion thereof, is exercised. The notice shall be signed by the Participant or other person then-entitled to exercise the Stock Appreciation Rights or such portion of the Stock Appreciation Rights;

(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance;

(c) In the event that Stock Appreciation Rights are exercised pursuant to this Section 10.3 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Rights; and

(d) Full payment of the applicable withholding taxes to the stock administrator of the Company for the Shares with respect to which the Stock Appreciation Rights, or portion thereof, are exercised, in a manner permitted by Sections 11.1 and 11.2 hereof.

10.4 Stock Appreciation Right Term. The term of each Award of Stock Appreciation Rights shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Stock Appreciation Rights are granted. The Administrator shall determine the time period, including any time period following a Termination of Service, during which the Participant has the right to exercise any vested Stock Appreciation Rights, which time period may not extend beyond the expiration date of the Award term. Except as limited by the requirements of Section 409A of the Code, the Administrator may extend the term of any outstanding Stock Appreciation Rights, and may extend the time period during which vested Stock Appreciation Rights may be exercised in connection with any Termination of Service of the Participant, and, subject to Section 13.1 hereof, may amend any other term or condition of such Stock Appreciation Rights relating to such a Termination of Service.

10.5 Payment. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 10 shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

ARTICLE 11.

ADDITIONAL TERMS OF AWARDS

11.1 Payment. The Administrator shall determine the methods by which payments by any Participant with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) in the discretion of the Administrator, Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Participant has placed a market sell order with a broker with respect to Shares then-issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided, however, that payment of such proceeds is then made to the Company upon settlement of such sale or (d) other form of legal consideration acceptable to the Administrator. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

11.2 Tax Withholding. The Company and its Affiliates shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company or an Affiliate, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s social security, Medicare and any other employment tax obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising in connection with any Award. The Administrator may in its sole discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company or an Affiliate withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). Unless determined otherwise by the Administrator, the number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a fair market value on the date of withholding or repurchase no greater than the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

11.3 Transferability of Awards.

(a) Except as otherwise provided in Section 11.3(b) or (c) hereof:

(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;

(ii) No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to the satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by clause (i) of this provision; and

(iii) During the lifetime of the Participant, only the Participant may exercise an Award (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Participant’s will or under the then-applicable laws of descent and distribution.

(b) Notwithstanding Section 11.3(a) hereof, the Administrator, in its sole discretion, may determine to permit a Participant or a Permitted Transferee of such Participant to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees of such Participant, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee (other than to another Permitted Transferee of the applicable Participant) other than by will or the laws of descent and distribution; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award); and (iii) the Participant (or transferring Permitted Transferee) and the Permitted Transferee shall execute any and all documents requested by the Administrator, including without limitation, documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws and (C) evidence the transfer.

(c) Notwithstanding Section 11.3(a) hereof, a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Participant, except to the extent the Plan, the Program and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Participant is married or a domestic partner in a domestic partnership qualified under applicable law and resides in a “community property” state, a designation of a person other than the Participant’s spouse or domestic partner, as applicable, as his or her beneficiary with respect to more than fifty percent (50%) of the Participant’s interest in the Award shall not be effective without the prior written or electronic consent of the Participant’s spouse or domestic partner. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is delivered to the Administrator prior to the Participant’s death.

11.4 Conditions to Issuance of Shares.

(a) Notwithstanding anything herein to the contrary, neither the Company nor its Affiliates shall be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel, that the issuance of such Shares is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares are listed or traded, and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Administrator may require that a Participant make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

(b) All Share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state, or foreign securities or other laws, rules and regulations and the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted, or traded. The Administrator may place legends on any Share certificate or book entry to reference restrictions applicable to the Shares.

(c) The Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

(d) No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.

(e) Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any applicable law, rule or regulation, the Company and/or its Affiliates may, in lieu of delivering to any Participant certificates evidencing Shares issued in connection with any Award, record the issuance of Shares in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

11.5 Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Participant to agree by separate written or electronic instrument, that: (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Participant at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Participant incurs a Termination of Service for Cause.

11.6 Prohibition on Repricing. Subject to Section 13.2 below, the Administrator shall not have the authority, without the approval of the stockholders of the Company, to (i) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (ii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Subject to Section 13.2 below, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding Award to increase the price per Share or to cancel and replace an Award with the grant of an Award having a price per Share that is greater than or equal to the price per Share of the original Award.

11.7 Cash Settlement. Without limiting the generality of any other provision of the Plan, the Administrator may provide, in an Award Agreement or subsequent to the grant of an Award, in its discretion, that any Award may be settled in cash, Shares or a combination thereof.

11.8 Leave of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder shall be suspended during any unpaid leave of absence. A Participant shall not cease to be considered an Employee, Non-Employee Director or Consultant, as applicable, in the case of any (a) leave of absence approved by the Company, or (b) transfer between locations of the Company or between the Company and any of its Affiliates or any successor thereof; or (c) change in status (Employee to Director, Employee to Consultant, etc.), provided that such change does not affect the specific terms applying to the Participant’s Award.

11.9 Terms May Vary Between Awards. The terms and conditions of each Award shall be determined by the Administrator in its sole discretion and the Administrator shall have complete flexibility to provide for varied terms and conditions as between any Awards, whether of the same or different Award type and/or whether granted to the same or different Participants (in all cases, subject to the terms and conditions of the Plan).

ARTICLE 12.

ADMINISTRATION

12.1 Administrator. The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act, an “outside director” for purposes of

Section 162(m) of the Code and an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, in each case, to the extent required under such provision; provided, however, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.l or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 12.6 hereof.

12.2 Duties and Powers of Administrator. It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan and all Programs and Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan and any Program as are not inconsistent with the Plan, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement, provided that the rights or obligations of the holder of the Award that is the subject of any such Program or Award Agreement are not affected adversely by such amendment unless the consent of the Participant is obtained or such amendment is otherwise permitted under Section 13.10 hereof. Any such grant or award under the Plan need not be the same with respect to each Participant. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act, Section 162(m) of the Code, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

12.3 Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

12.4 Authority of Administrator. Subject to any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:

(a) Designate Eligible Individuals to receive Awards;

(b) Determine the type or types of Awards to be granted to each Eligible Individual;

(c) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any performance criteria, any restrictions or limitations on the Award, any schedule for vesting, any early exercise feature of an Award lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement; and

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

12.5 Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

12.6 Delegation of Authority. To the extent permitted by applicable law or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or, with respect to Options or other rights with respect to Shares (but not Shares themselves), one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 12; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, (b) Covered Employees with respect to Awards intended to constitute Performance-Based Compensation, or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code and applicable securities laws or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.6 shall serve in such capacity at the pleasure of the Board and the Committee.

ARTICLE 13.

MISCELLANEOUS PROVISIONS

13.1 Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 13.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 3.1(a)(ii) and Section 13.2 hereof, as applicable, increase the Share Limit. Except as provided in Section 13.10 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the Participant, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan. The annual increase to the Share Limit (set forth in Section 3.1(a)(ii) hereof) shall terminate on the tenth (10th) anniversary of the Effective Date and, from and after such tenth (10th) anniversary, no additional share increases shall occur pursuant to Section 3.1(a)(ii) hereof. In addition, notwithstanding anything herein to the contrary, no Incentive Stock Option shall be granted under the Plan after the tenth (10th) anniversary of February 3, 2012.

13.2 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the Share Limit and Individual Award Limits); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and/or (iv) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code unless otherwise determined by the Administrator.

(b) In the event of any transaction or event described in Section 13.2(a) hereof or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 13.2, the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Participant’s rights had such Award been currently exercisable or payable or fully vested;

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii) To make adjustments in the number and type of securities subject to outstanding Awards and Awards which may be granted in the future and/or in the terms, conditions and criteria included in such Awards (including the grant or exercise price, as applicable);

(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all securities covered thereby, notwithstanding anything to the contrary in the Plan or an applicable Program or Award Agreement; and

(v) To provide that the Award cannot vest, be exercised or become payable after such event.

(c) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 13.2(a) and 13.2(b) hereof:

(i) The number and type of securities subject to each outstanding Award and/or the exercise price or grant price thereof, if applicable, shall be equitably adjusted. The adjustment provided under this Section 13.2(c)(i) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.

(ii) The Administrator shall make such equitable adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments to the Share Limit and the Individual Award Limits). The adjustments provided under this Section 13.2(c) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.

(d) Change in Control.

(i) Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation, in each case, as determined by the Administrator. Unless otherwise provided in an Award Agreement, employment agreement, offer letter, consulting agreement or other similar agreement between a Participant and the Company, in the event an Award is assumed or an equivalent Award substituted, and the surviving or successor corporation terminates a Participant’s employment or service without Cause upon or within twelve (12) months following the Change in Control, then such Participant shall be fully vested in such assumed or substituted Award.

(ii) In the event that the successor corporation in a Change in Control and its parents and subsidiaries refuse to assume or substitute for any Award in accordance with Section 13.2(d)(i) hereof, each such non-assumed/substituted Award shall become fully vested and, as applicable, exercisable and shall be deemed exercised, immediately prior to the consummation of such transaction, and all forfeiture restrictions on any or all such Awards shall lapse at such time. If an Award vests and, as applicable, is exercised in lieu of assumption or substitution in connection with a Change in Control, the Administrator shall notify the Participant of such vesting and any applicable exercise period, and the Award shall terminate upon the Change in Control. For the avoidance of doubt, if the value of an Award that is terminated in connection with this Section 13.2(d)(ii) is zero or negative at the time of such Change in Control, such Award shall be terminated upon the Change in Control without payment of consideration therefor.

(e) The Administrator may, in its sole discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(f) With respect to Awards which are granted to Covered Employees and are intended to qualify as Performance-Based Compensation, no adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as Performance-Based Compensation, unless the Administrator determines that the Award should not so qualify. No adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized with respect to any Award to the extent such adjustment or action would result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 of the Exchange Act unless the Administrator determines that the Award is not to comply with such exemptive conditions.

(g) The existence of the Plan, any Program, any Award Agreement and/or any Award granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(h) No action shall be taken under this Section 13.2 which shall cause an Award to fail to comply with Section 409A of the Code or an exemption therefrom, in either case, to the extent applicable to such Award, unless the Administrator determines any such adjustments to be appropriate.

(i) In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of thirty (30) days prior to the consummation of any such transaction.

13.3 Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months following the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval; provided, that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse and no Shares shall be issued pursuant thereto prior to the time when the Plan is approved by the Company’s stockholders; provided further that if such approval has not been obtained at the end of such twelve (12)-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

13.4 No Stockholders Rights. Except as otherwise provided herein or in an applicable Program or Award Agreement, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record owner of such Shares.

13.5 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

13.6 Effect of Plan upon Other Compensation Plans. Other than the termination of the Prior Plans, the adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate. Nothing in the Plan shall be construed to limit the right of the Company or any Affiliate: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Affiliate or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose, including without limitation the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

13.7 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal, state, local and foreign laws, rules and regulations (including but not limited to state, federal and foreign securities law and margin requirements) and the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

13.8 Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

13.9 Governing Law. The Plan and any programs and agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

13.10 Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Plan, any applicable Program and the Award Agreement covering such Award shall be interpreted in accordance with Section 409A of the Code. Notwithstanding any provision of the Plan to the contrary, in the event that, following the Effective Date, the Administrator determines that any Award may be subject to Section 409A of the Code, the Administrator may adopt such amendments to the Plan, any applicable Program and the Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to avoid the imposition of taxes on the Award under Section 409A of the Code, either through compliance with the requirements of Section 409A of the Code or with an available exemption therefrom.

13.11 No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

13.12 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate.

13.13 Indemnification. To the extent allowable pursuant to applicable law, each member of the Board and any officer or other employee to whom authority to administer any component of the Plan is delegated shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, however, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.14 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

13.15 Expenses. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

CORCEPT THERAPEUTICS INCORPORATED

VOTE BY INTERNET OR TELEPHONE QUICK EASY IMMEDIATE

As a stockholder of Corcept Therapeutics Incorporated, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on June 12, 2012.

Vote Your Proxy on the Internet:

Go to www.cstproxyvote.com

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

OR

Vote Your Proxy by Phone:

Call 1 (866) 894-0537

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

OR

Vote Your Proxy by mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE FOLD AND DETACH HERE AND READ THE REVERSE SIDE PROXY

Please mark your votes like this X

1. To elect seven directors, to hold office until the 2013 Annual Meeting of Stockholders and until their successors are elected and qualified, the nominees listed below:

01 G. Leonard Baker, Jr.

02 Joseph K. Belanoff, M.D.

03 Joseph C. Cook, Jr.

04 Patrick G. Enright

05 David L. Mahoney

06 Joseph L. Turner

07 James N. Wilson

FOR All nominees listed (except as indicated below)

WITHHOLD AUTHORITY to vote (as to all nominees) To withhold authority to vote for any individual nominee, write the nominee’s name on the line provided below.

2. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized shares of common stock from one hundred forty million (140,000,000) to two hundred eighty million (280,000,000) shares.

FOR AGAINST ABSTAIN

3. To approve the adoption of the 2012 Incentive Award Plan (“the 2012 Plan”).

FOR AGAINST ABSTAIN

4. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

FOR AGAINST ABSTAIN

PROPOSALS. This proxy may be revoked by the undersigned at any time, prior to the time it is voted by any of the means described in the accompanying proxy statement.

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature Signature Date: ,2012.

Date and sign exactly as name(s) appear(s) on this proxy. If signing for estates, trusts, corporations or other entities, title or capacity should be stated. If shares are held jointly, each holder should sign.

Important Notice Regarding the Availability of Proxy materials for the Annual Meeting of Stockholders to be held on June 13, 2012 The 2012 Proxy Statement and our 2011 Annual Report are available at http://www.corcept.com/proxymaterials/2012

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY CORCEPT THERAPEUTICS INCORPORATED PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 13, 2012

The undersigned hereby appoints Joseph K. Belanoff, M.D., G. Charles Robb and James N. Wilson or any one of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Corcept Therapeutics (the “Company”) to be held on June 13, 2012 at 8:00 a.m., local time, at 149 Commonwealth Drive, Menlo Park, CA. 94025, and at any adjournment or postponement thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.

The Board recommends that you vote FOR the proposals on the reverse side. This proxy, when properly executed, will be voted in the manner directed. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. This proxy may be revoked by the undersigned at any time, prior to the time it is voted by any of the means described in the accompanying proxy statement.

(Continued, and to be marked, dated and signed, on the other side)